UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2007

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference

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September 30, 2007
Annual Report
Calvert New Vision
Small Cap Fund

Calvert
Investments that make a difference

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President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Statement of Net Assets
14

Statement of Operations

19
Statements of Changes in Net Assets

20
Notes to Financial Statements

22
Financial Highlights

28
Explanation of Financial Tables

33
Proxy Voting and Availability of Quarterly Portfolio Holdings

35

Trustee and Officer Information Table
36

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Calvert New Vision Small Cap Fund Class A shares (at NAV*) returned 9.61% for the 12 months ended September 30, 2007, underperforming the Russell 2000® Index's 12.34% total return. The Fund's new subadvisor, Bridgeway Capital Management, has produced competitive returns in their first six months on the job, substantially reducing the level of underperformance that had accumulated during the first half of the reporting period.

On March 8, 2007, the Trustees of the Fund approved the appointment of Bridgeway Capital Management of Houston, Texas as the new sub-advisor to the Fund. Bridgeway is a recognized industry leader in quantitative, small-cap portfolio management. The firm, which also acts as sub-advisor to Calvert Large Cap Growth Fund, uses a highly disciplined process based on proprietary stock selection models, striving to produce portfolios with high expected returns and limited downside risk.

Investment Climate

The last 12 months were marked by steady improvement for growth stocks compared with their respective peer groups. Subprime mortgage woes during the summer led to an increase in volatility and renewed interest in higher-quality stocks. The housing-market slowdown and weakening U.S. dollar also played a role. The Materials sector led the small-cap market with a strong return of 50.4% for the period. Financials were down 5.4%, and were the only sector in the Russell 2000 Index to lose money.

Our area of the market--small-cap core stocks--produced varied performance over the last six months. The second quarter of 2007 was strong, with the Index up 4.41%, but the third quarter had a loss of 3.10%.1

The benchmark Russell 2000 Index includes both value and growth small-cap stocks--making it very similar to the universe used for the Fund. Yet our recent "growth-y" slant helped our relative performance, as growth stocks outperformed value stocks in each of the last two quarters

Portfolio Strategy/Investment Process

As noted above, Bridgeway took over the daily management of the Fund in early March. Our process features several proprietary models and two distinct quantitative investment strategies--a larger, low-turnover core component based on the Russell 2000 Index and a more aggressive, active strategy.

What Worked Well

Over the past six months, very strong stock selection in the Consumer Discretionary sector, coupled with both an overweighting to and favorable stock selection within the Industrials sector drove the Fund's good performance. Strong stock selection in Financials also helped, as we generally avoided firms caught up in the subprime-mortgage mess.

True to the design of our investment management process, our more active strategy provided a stronger return engine as the market climbed, while the less volatile core strategy provided more stability during the small-cap market correction of mid-July to mid-August.

Our best performers over the last six months represented a variety of industries. The top performer is also our largest holding, "hip" footwear manufacturer Crocs, which gained 184.7%.2 Online travel-site Priceline.com was another strong selection, up 66.6%. And three of our top 10 best-performing stocks hailed from the Industrials sector--Robbins & Myers (machinery), Perini Corp. (engineering & construction), and Valmont Industries (metal fabrication/hardware).

Particularly noteworthy was the highly publicized "train wreck" of many quantitative investment managers during the summer's turmoil. However, our Fund fared well. From the Index's peak in mid-July to the valley in mid-August, it declined slightly less than the benchmark. We attribute this to our disciplined process, diversified array of stock-selection models, and absence of leverage (borrowing).

What Didn't Work Well

Our underweighting to Health Care was one detractor from performance, but stock selection played a role as well. The worst-performing stock for the last six months was American Reprographics Co., which declined 39.2%. The slowing housing market led analysts to lower their future stock price estimates for this company, which provides document management services to the architectural, engineering, and construction industries.

Again, our bottom 10 stocks in terms of performance represented a variety of industries. Along with American Reprographics, these included WESCO International (distribution/ wholesale), CPI Corp. (commercial services), Cutera (health-care equipment), and Radiation Therapy Services (health-care services).

Most of our 10 worst-performing stocks were liquidated during the period. However, there was a slight silver lining--for tax efficiency, we used these liquidations to accumulate losses to offset potential future gains in the Fund.

Market Outlook

It's uncertain how the market conditions of recent months will play out. What is certain is that the Bridgeway investment process doesn't change. It stays the same whether the market is up or down, favoring large-cap or small, benefiting growth or value stocks. That's because we are disciplined about focusing on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) or trying to time the market.

We are pleased that our management seems to have started off on the right foot with this Fund. While we cannot promise future returns, we believe we are up to the challenge of improving its longer-term performance record. Thus, we'll be working hard to climb the performance ladder one rung at a time over the next few years.

October 2007

1. Source: Russell.com.

2. All returns shown for individual holdings reflect the period they were held during the last six months of the reporting period. Crocs was held by the Fund prior to the manager change and produced a total return of 217.14% over the entire reporting period.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Crocs 5.58%, Priceline.com 2.44%, Robbins & Myers 3.05%, Perini 1.64%, Valmont Industries 1.65%, American Reprographics 0.05%, WESCO International 0.84%, CPI Corp 1.57%, Cutera 0%, and Radiation Therapy Services 0%.

All portfolio holdings are subject to change.

Portfolio Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	4.93%	9.61%
Class B	4.41%	8.46%
Class C	4.49%	8.65%
Class I	5.35%	10.45%
Russell 2000 Index**	1.19%	12.34%
Lipper Small-Cap Core Funds Avg.**	1.82%	13.40%

Ten Largest Stock Holdings
	% of Net Assets
CROCS, Inc.	5.6%
Robbins & Myers, Inc.	3.0%
Itron, Inc.	2.7%
DealerTrack Holdings, Inc.	2.5%
priceline.com, Inc.	2.4%
Applied Industrial Technologies, Inc.	2.4%
Watson Wyatt Worldwide, Inc.	2.3%
Amedisys, Inc.	2.2%
Amerigroup Corp.	2.1%
RLI Corp.	2.1%
Total	27.3%

Economic Sectors
	% of Total Investments
Consumer Discretionary	19.6%
Consumer Staples	1.9%
Energy	3.4%
Exchange Traded Funds	0.2%
Financials	18.0%
Health Care	10.4%
Industrials	21.8%
Information Technology	17.0%
Materials	5.6%
Utilities	2.1%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)
Class A Shares
One year	4.37%
Five year	7.15%
Ten year	3.21%

Class B Shares
One year	3.46%
Five year	6.89%
Since inception	2.50%
(3/31/98)

Class C Shares
One year	7.65%
Five year	7.33%
Ten year	2.87%

Portfolio Statistics September 30, 2007 Average Annual Total Returns

Class I Shares*
One year	10.45%
Five year	9.41%
Since inception	8.36%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

**Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Class A
Actual	$1,000.00	$1,049.30	$8.72
Hypothetical	$1,000.00	$1,016.56	$8.58
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,044.10	$13.84
Hypothetical	$1,000.00	$1,011.52	$13.62
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,044.90	$13.05
Hypothetical	$1,000.00	$1,012.31	$12.84
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,053.50	$4.74
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.70%, 2.55%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert New Vision Small Cap Fund (the Fund), a series of the Calvert Fund, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

Equity Securities - 97.9%	Shares	Value
Airlines - 0.7%
Continental Airlines, Inc., Class B*	30,815	$1,017,819

Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc.*	19,700	1,283,455

Capital Markets - 5.1%
Greenhill & Co., Inc.	24,500	1,495,725
optionsXpress Holdings, Inc.	110,850	2,897,619
TradeStation Group, Inc.*	233,952	2,730,220
		7,123,564

Chemicals - 2.8%
Calgon Carbon Corp.*	150,100	2,095,396
H.B. Fuller Co.	60,100	1,783,768
		3,879,164

Commercial Banks - 0.9%
Old National Bancorp	73,000	1,209,610

Commercial Services & Supplies - 5.5%
American Reprographics Co.*	4,035	75,535
FTI Consulting, Inc.*	27,000	1,358,370
Huron Consulting Group, Inc.*	22,600	1,641,212
PRG-Schultz International, Inc.*	107,304	1,457,188
Watson Wyatt Worldwide, Inc.	70,755	3,179,730
		7,712,035

Communications Equipment - 2.3%
C-COR, Inc.*	118,400	1,360,416
Tekelec*	159,900	1,934,790
		3,295,206

Construction & Engineering - 1.6%
Perini Corp.*	41,200	2,304,316

Construction Materials - 0.9%
Headwaters, Inc.*	87,100	1,296,048

Consumer Finance - 1.5%
World Acceptance Corp.*	63,360	2,095,949

Diversified Consumer Services - 5.1%
Bright Horizons Family Solutions, Inc.*	67,615	2,896,627
CPI Corp.	57,500	2,214,900
Strayer Education, Inc.	12,100	2,040,423
		7,151,950

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 2.0%
Portfolio Recovery Associates, Inc.	52,045	$2,762,028

Electrical Equipment - 0.9%
Genlyte Group, Inc.*	20,260	1,301,908

Electronic Equipment & Instruments - 4.5%
Itron, Inc.*	41,270	3,840,999
PC Connection, Inc.*	200,300	2,503,750
		6,344,749

Energy Equipment & Services - 3.4%
Hercules Offshore, Inc.*	109,987	2,871,761
Superior Energy Services, Inc*	53,420	1,893,205
		4,764,966

Food Products - 0.8%
Flowers Foods, Inc.	52,050	1,134,690

Gas Utilities - 2.0%
New Jersey Resources Corp.	30,100	1,492,659
WGL Holdings, Inc.	40,600	1,375,934
		2,868,593

Health Care Equipment & Supplies - 0.7%
Datascope Corp.	30,800	1,041,348

Health Care Providers & Services - 4.3%
Amedisys, Inc.*	81,819	3,143,486
AMERIGROUP Corp.*	86,385	2,978,555
		6,122,041

Health Care Technology - 2.0%
Allscripts Healthcare Solutions, Inc.*	102,203	2,762,547

Household Durables - 1.1%
Tempur-Pedic International, Inc.	44,600	1,594,450

Insurance - 6.7%
Amerisafe, Inc.*	74,900	1,238,846
HCC Insurance Holdings, Inc.	50,175	1,437,012
Philadelphia Consolidated Holding Corp.*	35,366	1,462,030
RLI Corp.	51,800	2,938,096
United Fire & Casualty Co.	59,900	2,341,491
		9,417,475

Internet & Catalog Retail - 4.3%
NutriSystem, Inc.*	55,715	2,612,476
priceline.com, Inc.*	38,712	3,435,690
		6,048,166

Internet Software & Services - 3.5%
DealerTrack Holdings, Inc.*	83,765	3,508,078
Interwoven, Inc.*	98,600	1,403,078
		4,911,156

Equity Securities - Cont'd	Shares	Value
IT Services - 1.0%
MAXIMUS, Inc.	33,900	$1,477,362

Leisure Equipment & Products - 0.9%
Callaway Golf Co.	82,500	1,320,825

Life Sciences Tools & Services - 1.0%
Albany Molecular Research, Inc.*	91,400	1,380,140

Machinery - 8.2%
Actuant Corp.	30,000	1,949,100
Robbins & Myers, Inc.	74,900	4,291,021
Toro Co.	49,755	2,927,087
Valmont Industries, Inc.	27,300	2,316,405
		11,483,613

Metals & Mining - 1.9%
AMCOL International Corp.	79,346	2,625,559

Personal Products - 1.0%
NBTY, Inc.*	35,715	1,450,029

Pharmaceuticals - 1.4%
Axcan Pharma, Inc.*	94,100	1,954,457

Road & Rail - 1.5%
Old Dominion Freight Line, Inc.*	88,777	2,127,985

Semiconductors & Semiconductor Equipment - 3.0%
Anadigics, Inc.*	86,600	1,565,728
FEI Co.*	83,286	2,617,679
		4,183,407

Software - 2.4%
MICROS Systems, Inc.*	31,315	2,037,667
SPSS, Inc.*	33,700	1,386,418
		3,424,085

Specialty Retail - 2.4%
Barnes & Noble, Inc.	19,200	676,992
Buckle, Inc.	38,300	1,453,102
Gymboree Corp.*	34,100	1,201,684
		3,331,778

Textiles, Apparel & Luxury Goods - 5.6%
CROCS, Inc.*	116,820	7,856,145

Thrifts & Mortgage Finance - 0.9%
Trustco Bank Corp. NY	114,993	1,256,873

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 3.2%
Applied Industrial Technologies, Inc.	107,400	$3,311,142
WESCO International, Inc.*	27,480	1,179,991
		4,491,133

Total Equity Securities (Cost $117,975,014)		137,806,624

Exchange Traded Funds - 0.2%
iShares Russell 2000 Index Fund	4,410	352,976

Total Exchange Traded Funds (Cost $348,390)		352,976

	Principal
Certificates of Deposit - 0.1%	Amount
ShoreBank, 4.80%, 2/11/08 (b)(k)	$100,000	99,610

Total Certificates of Deposit (Cost $100,000)		99,610

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/10 (b)(i)(r)	1,151,905	1,125,734

Total High Social Impact Investments (Cost $1,151,905)		1,125,734

TOTAL INVESTMENTS (Cost $119,575,309) - 99.0%		139,384,944
Other assets and liabilities, net - 1.0%		1,360,783
Net Assets - 100%		$140,745,727

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,957,502 shares outstanding		$92,081,912
Class B: 749,880 shares outstanding		10,157,170
Class C: 871,223 shares outstanding		12,531,046
Class I: 610,185 shares outstanding		10,547,351
Accumulated net realized gain (loss) on investments		(4,381,387)
Net unrealized appreciation (depreciation) on investments		19,809,635

Net Assets		$140,745,727

Net Asset Value Per Share:
Class A (based on net assets of $103,937,050)		$17.45
Class B (based on net assets of $11,728,637)		$15.64
Class C (based on net assets of $13,793,699)		$15.83
Class I (based on net assets of $11,286,341)		$18.50

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/10	7/2/07	$1,151,905

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(i) Restricted securities represent 0.8% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007

Net Investment Income
Investment Income:
Dividend income	$873,878
Interest income	179,804
Total investment income	1,053,682

Expenses:
Investment advisory fee	1,174,713
Transfer agency fees and expenses	540,947
Distribution Plan expenses:
Class A	281,039
Class B	130,704
Class C	153,533
Trustees' fees and expenses	8,599
Administrative fees	370,279
Accounting fees	24,198
Custodian fees	36,029
Registration fees	41,352
Reports to shareholders	108,983
Professional fees	19,856
Miscellaneous	13,464
Total expenses	2,903,696
Reimbursement from Advisor:
Class I	(19,525)
Fees waived	(40,330)
Fees paid indirectly	(31,269)
Net expenses	2,812,572

Net Investment Income (Loss)	(1,758,890)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	343,328
Change in unrealized appreciation or (depreciation)	16,223,901

Net Realized and Unrealized Gain (Loss) On Investments	16,567,229

Increase (Decrease) in Net Assets
Resulting From Operations	$14,808,339

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($1,758,890)	($2,407,151)
Net realized gain (loss)	343,328	(4,347,810)
Change in unrealized appreciation or (depreciation)	16,223,901	2,636,975

Increase (Decrease) in Net Assets
Resulting From Operations	14,808,339	(4,117,986)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(16,826,533)
Class B Shares	--	(2,174,796)
Class C Shares	--	(2,462,530)
Class I Shares	--	(660,729)
Total distributions	--	(22,124,588)

Capital share transactions:
Shares sold:
Class A Shares	11,684,507	18,579,267
Class B Shares	570,299	1,216,382
Class C Shares	1,050,108	2,160,213
Class I Shares	5,720,495	22,850,954
Reinvestment of distributions:
Class A Shares	--	15,792,972
Class B Shares	--	1,916,749
Class C Shares	--	2,033,894
Class I Shares	--	604,414
Redemption fees:
Class A Shares	1,008	5,301
Class B Shares	10	121
Class C Shares	51	32
Class I Shares	1	--
Shares redeemed:
Class A Shares	(40,248,430)	(65,386,252)
Class B Shares	(4,384,844)	(6,340,339)
Class C Shares	(5,862,512)	(7,027,183)
Class I Shares	(22,689,339)	(1,027,356)
Total capital share transactions	(54,158,646)	(14,620,831)

Total Increase (Decrease) in Net Assets	(39,350,307)	(40,863,405)

Net Assets
Beginning of year	180,096,034	220,959,439
End of year	$140,745,727	$180,096,034

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	689,638	1,082,206
Class B Shares	37,588	77,157
Class C Shares	68,068	135,936
Class I Shares	322,227	1,340,021
Reinvestment of distributions:
Class A Shares	--	928,452
Class B Shares	--	123,502
Class C Shares	--	129,795
Class I Shares	--	33,994
Shares redeemed:
Class A Shares	(2,389,674)	(3,808,782)
Class B Shares	(288,163)	(406,429)
Class C Shares	(381,822)	(443,035)
Class I Shares	(1,291,602)	(57,046)
Total capital share activity	(3,233,740)	(864,229)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $1,225,344, or 0.9% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $85,342 was payable at year end. In addition, $42,324 was payable at year end for operating expenses paid by the Advisor during September 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $21,857 was payable at year end. For the year ended September 30, 2007, CASC waived $40,330 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $41,728 was payable at year end.

The Distributor received $25,468 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $124,431 for the year ended September 30, 2007. Under the terms of the agreement, $9,467 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $150,111,603 and $206,071,687, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $119,635,254. Net unrealized appreciation aggregated $19,749,690, of which $25,006,899 related to appreciated securities and $5,257,209 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $571,370 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,061,130 and $1,688,942 at September 30, 2007 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014 and September 2015, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2007, and September 30, 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	--	--
Long-term capital gain	--	$22,124,588
Total	--	$22,124,588

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($4,321,442)
Unrealized appreciation (depreciation)	19,749,690
$15,428,248

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and capital loss limitations subject to Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are net operating losses and distributions from exchange traded funds.

Undistributed net investment income	$1,758,890
Accumulated net realized gain (loss)	1,371
Paid in capital	(1,760,261)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$26,776	5.90%	$2,574,645	March 2007

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (w)	2006	2005
Net asset value, beginning	$15.92	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.17)	(.21)	(.06)
Net realized and unrealized gain (loss)	1.70	(.22)	.22
Total from investment operations	1.53	(.43)	.16
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.53	(2.33)	(.45)
Net asset value, ending	$17.45	$15.92	$18.25

Total return*	9.61%	(3.04%)	0.64%
Ratios to average net assets:A
Net investment income (loss)	(1.03%)	(1.10%)	(0.28%)
Total expenses	1.76%	1.74%	1.71%
Expenses before offsets	1.73%	1.74%	1.71%
Net expenses	1.71%	1.73%	1.70%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$103,937	$121,941	$172,540

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$16.43	$13.61
Income from investment operations
Net investment income (loss)	(.10)	(.15)
Net realized and unrealized gain (loss)	2.37	3.11
Total from investment operations	2.27	2.96
Distributions from
Net investment income	--	(.13)
Net realized gain	--	(.01)
Total distributions	--	(.14)
Total increase (decrease) in net asset value	2.27	2.82
Net asset value, ending	$18.70	$16.43

Total return*	13.82%	21.89%
Ratios to average net assets:A
Net investment income (loss)	(0.53%)	(1.03%)
Total expenses	1.69%	1.77%
Expenses before offsets	1.69%	1.76%
Net expenses	1.68%	1.75%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$214,143	$157,611

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (w)	2006	2005
Net asset value, beginning	$14.42	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.31)	(.36)	(.24)
Net realized and unrealized gain (loss)	1.53	(.16)	.24
Total from investment operations	1.22	(.52)	(.00)
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.22	(2.42)	(.61)
Net asset value, ending	$15.64	$14.42	$16.84

Total return*	8.46%	(3.91%)	(0.25%)
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(2.02%)	(1.18%)
Total expenses	2.75%	2.66%	2.61%
Expenses before offsets	2.72%	2.66%	2.60%
Net expenses	2.70%	2.65%	2.60%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,729	$14,425	$20,309

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$15.47	$12.94
Income from investment operations
Net investment income (loss)	(.24)	(.22)
Net realized and unrealized gain (loss)	2.22	2.88
Total from investment operations	1.98	2.66
Distributions from
Net investment income	--	(.12)
Net realized gain	--	(.01)
Total distributions	--	(.13)
Total increase (decrease) in net asset value	1.98	2.53
Net asset value, ending	$17.45	$15.47

Total return*	12.80%	20.71%
Ratios to average net assets:A
Net investment income (loss)	(1.42%)	(2.02%)
Total expenses	2.58%	2.76%
Expenses before offsets	2.58%	2.75%
Net expenses	2.57%	2.74%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$26,089	$19,522

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (w)	2006	2005
Net asset value, beginning	$14.57	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.29)	(.33)	(.21)
Net realized and unrealized gain (loss)	1.55	(.18)	.23
Total from investment operations	1.26	(.51)	.02
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.26	(2.41)	(.59)
Net asset value, ending	$15.83	$14.57	$16.98

Total return*	8.65%	(3.81%)	(0.13%)
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(1.89%)	(1.06%)
Total expenses	2.60%	2.53%	2.50%
Expenses before offsets	2.57%	2.53%	2.49%
Net expenses	2.55%	2.52%	2.48%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$13,794	$17,270	$23,131

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$15.57	$13.00
Income from investment operations
Net investment income (loss)	(.21)	(.23)
Net realized and unrealized gain (loss)	2.21	2.93
Total from investment operations	2.00	2.70
Distributions from
Net investment income	--	(.12)
Net realized gain	--	(.01)
Total distributions	--	(.13)
Total increase (decrease) in net asset value	2.00	2.57
Net asset value, ending	$17.57	$15.57

Total return*	12.85%	20.93%
Ratios to average net assets:A
Net investment income (loss)	(1.33%)	(1.89%)
Total expenses	2.49%	2.64%
Expenses before offsets	2.49%	2.62%
Net expenses	2.48%	2.61%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$27,501	$19,092

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (w)	2006	2005
Net asset value, beginning	$16.75	$18.96	$19.26
Income from investment operations
Net investment income (loss)	(.05)	(.03)	.06
Net realized and unrealized gain (loss)	1.80	(.28)	.25
Total from investment operations	1.75	(.31)	.31
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.75	(2.21)	(.30)
Net asset value, ending	$18.50	$16.75	$18.96

Total return*	10.45%	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss)	(.28%)	(.31%)	.43%
Total expenses	1.06%	1.10%	1.16%
Expenses before offsets	.94%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,286	$26,460	$4,979

		Periods Ended
	September 30,	September 30,	March 12,
Class I Shares	2004	2003(z)	2003 (y)
Net asset value, beginning	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	.02	--	--
Net realized and unrealized gain (loss)	2.78	.26	(1.29)
Total from investment operations	2.80	.26	(1.29)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	2.80	.26	(1.29)
Net asset value, ending	$19.26	$16.46	$11.96

Total return*	17.01%	1.60%	(9.74%)
Ratios to average net assets:A
Net investment income (loss)	.22%	(.11%) (a)	(.31%) (a)
Total expenses	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	.93%	.93% (a)	.93% (a)
Net expenses	.92%	.92% (a)	.92% (a)
Portfolio turnover	54%	5%	9%
Net assets, ending (in thousands)	$2,878	$1,130	$0

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(w) Per share figures are calculated using the Average Shares Method.

(y) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
# of Calvert Portfolios Overseen
Other Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FRANK H. BLATZ, JR., Esq. AGE: 72	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	25
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, ASA AGE: 74	Trustee	1980	Since 1976, President of Corporate Finance of Washington, a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT AGE: 70	Trustee	1980	Executive Vice President of Calvert Asset Management Company, Inc. (through mid 2007) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 59	Trustee & Chair	1976	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert New Vision Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
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September 30, 2007
Annual Report
Calvert Income Fund

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President's Letter

1

Portfolio Management Discussion

4

Shareholder Expense Example

9

Report of Independent Registered Public Accounting Firm

11

Schedule of Investments

12

Statement of Assets and Liabilities

23

Statement of Operations

24

Statements of Changes in Net Assets

25

Notes to Financial Statements

27

Financial Highlights

33

Explanation of Financial Tables

38

Proxy Voting and Availability of Quarterly Portfolio Holdings

40

Trustee and Officer Information Table

42

Dear Shareholder:

The 12-month period ended September 30, 2007 was a challenging environment for bond fund investors and portfolio managers. Economic signals continued to be mixed and, later in the reporting period, troubles in the U.S. subprime mortgage industry increased volatility in the bond market. For the entire 12-month period, the Lehman U.S. Credit Index--a commonly used benchmark for the overall bond market--gained 4.23%. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

In August, the Federal Reserve (Fed) cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, by 0.5% to reassure investors that it would take action to prevent a full-blown credit crisis. In September, the Fed cut interest rates again, this time reducing both the federal funds target rate (the rate that banks charge each other for overnight loans) and the discount rate. Markets reacted positively to the Fed's actions, but some believed that the Fed was essentially bailing out investors who took unnecessary risks.

Subprime Difficulties Roil the Bond Market

The volatility during the summer had an interesting source--the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity that found their way into portfolios ranging from hedge funds to commercial paper. Higher than expected defaults in subprime mortgages meant higher losses across a wide range of products sold to investors as relatively safe investments. A general flight to quality ensued, with investors pulling money out of funds exposed to subprime assets. Forced selling to meet higher redemptions and margin calls in leveraged funds hurt valuations even more. Investors fled to the safety of Treasuries and it became very difficult to sell anything but the most high-quality, liquid bonds. In general, we saw a reevaluation of risk and a dearth of liquidity in the bond market.

Calvert's bond funds had only very small exposure to bonds backed by subprime mortgages or issued by lenders that have made subprime loans. Of course, bonds issued by a wide range of financial firms may be affected because of their own holdings of subprime-backed debt and their business ties to hedge funds. The impact of the subprime mortgage crisis may continue to ripple through the fixed-income market, but this could also create some opportunities to buy corporate bonds at beaten-down prices that do not reflect their true values.

Essential Roles of Fixed-Income Funds

Bond funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed-income investing, such as credit risk and interest rate risk, these funds can offer many benefits. Fixed-income funds that specialize in bonds in a specific range of maturities can help you diversify your bond fund portfolio, which in turn offers diversification advantages when combined with equity fund holdings. Of course, most bond funds also provide flows of income from the coupon (interest) payments on the holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios during periods of falling market interest rates.

Benefits of Professional Management

Bonds are complex investments, which is why most investors choose to invest in professionally managed bond funds. Calvert has been managing fixed income funds for more than 25 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third quarter, an accomplishment that would have been much more difficult for holders of individual bonds.

Lipper Award

One example of our fixed income success is the Lipper awards garnered by Calvert Social Investment Fund (CSIF) Bond Portfolio. For the three-year period ended in 2006, the Calvert Social Investment Fund Bond Portfolio Class I shares won a 2007 Lipper Fund Award1 for best risk-adjusted performance. The Portfolio is managed by the investment team, led by Gregory Habeeb, that also manages Calvert's other taxable fixed-income funds. This is the third time in the last four years that the Portfolio has won the Lipper Fund Award.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With more than 30 years of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sales in a given country are selected, then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Income Fund Class A shares (at NAV*) earned a total return of 4.74% during the 12-month period ended September 30, 2007, versus 4.23% for the benchmark Lehman U.S. Credit Index. Interest-rate, credit-quality, and yield-curve strategies drove the Fund's outperformance.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation2 declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed). Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed made a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

At the beginning of the period, we were positioned for a rising interest-rate environment. We also expected that risk premiums would have to increase since investors were not being adequately compensated for taking on additional risk. As a result, we positioned the Fund defensively, with a shorter relative duration and a higher allocation to both shorter-term and higher-quality securities than the benchmark Lehman U.S. Credit Index. The latter also added interest earnings to the Portfolio, since Treasuries with less than one year to maturity offered higher yields than longer-maturity Treasuries through early 2007.

Since rates generally declined during the period, our shorter duration detracted from performance. However, the benefits from our credit-quality bias and yield-curve positioning helped offset this. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Fund's yield curve positioning with an overweight to very short maturities also boosted relative returns. Short-term yields dropped disproportionately more than intermediate and long-term yields in the second half of the period and the yield curve shifted from inverted (where yields of short-term securities are higher than those of long-term securities) to a more traditional shape (where yields of short-term securities are lower than those of long-term bonds).

By early summer, woes in the mortgage market made investors much more risk-conscious, causing yield spreads between corporate bonds and Treasury securities with a similar maturity to widen significantly. The Fund's high-quality bias and overall underweight to corporate bonds protected returns to some degree.

Finally, the Fund's "barbell" approach to credit quality, with an overweighting to both AAA rated and below-investment-grade bonds, also contributed to returns as these were the top-performing segments for the period.4

However, significant markdowns in the values of two securities were a drag on performance. The New York State Division of Insurance denied Atlantic Mutual Insurance permission to pay its February and August 2007 interest payments as a result of the company's poor operating results, and the value of the Atlantic Mutual note we held dropped by more than half. In July, Alliance Mortgage Investment, which specializes in mortgages to Alt-A borrowers (borrowers with credit quality lower than prime but higher than subprime borrowers) filed for bankruptcy, resulting in a markdown on Alliance Mortgage notes.

As of September 30, 2007, the Fund had some holdings of Residential Capital LLC, a mortgage finance company, and Countrywide Financial. Both firms previously engaged in subprime lending, but now focus on providing loans to borrowers with prime credit. The Fund also held CIT Group, a commercial and consumer financial lender. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse lines of business.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the bond market. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for bond investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

*** Source: Lipper Analytical Services, Inc.

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is through August 2007.

4. AAAs (represented by the Lehman U.S. Credit Index) and below investment-grade securities (represented by the Lehman Corporate High Yield Index) returned 5.40% and 7.54%, respectively, for the 12-month period. As of September 30, 2007, AAA securities represented 27% of the Fund and 10% of the Index, and below-investment grade securities represented 17% of the Fund and 0% of the Index.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Atlantic Mutual 0.2%, Alliance Mortgage Investment 0%, Residential Capital LLC 2.9%, Countrywide Financial 0.8%, and CIT Group 0.4%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2007
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	1.55%	4.74%
Class B	1.13%	3.94%
Class C	1.20%	4.09%
Class I	1.84%	5.40%
Class R**	1.34%	4.48%
Lehman U.S. Credit Index***	1.33%	4.23%
Lipper Corporate Debt Funds BBB-Rated Avg.	1.25%	4.57%

Maturity Schedule
	Weighted Average
	9/30/07	9/30/06
	10 years	11 years

SEC Yields
	30 days ended
	9/30/07	9/30/06
Class A	5.30%	4.67%
Class B	4.72%	4.09%
Class C	4.81%	4.15%
Class I	6.15%	5.49%
Class R	5.24%	N/A

Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

	Class A Shares
One year	0.88%
Five year	5.96%
Ten year	7.14%
	Class B Shares
One year	(0.06%)
Five year	5.98%
Since inception	6.02%
(7/30/99)
	Class C Shares
One year	3.09%
Five year	6.04%
Since inception	6.26%
(7/31/00)

Portfolio Statistics September 30, 2007 Average Annual Total Returns

	Class I Shares
One year	5.40%
Five year	7.46%
Since inception	7.64%
(2/26/99)

	Class R Shares*
One year	4.48%
Five year	6.71%
Ten year	7.52%

*The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.
Portfolio Statistics September 30, 2007

Economic Sectors	% of Total Investments
Asset Backed Securities	20.3%
Banks	12.2%
Brokerages	1.4%
Commercial Mortgage Backed Securities	1.5%
Consumer Discretionary	0.1%
Energy	0.1%
Financials	2.1%
Financial Services	7.7%
Industrial	12.6%
Industrial - Finance	5.5%
Insurance	0.9%
Mortgage Backed Securities	1.0%
Municipal Obligations	6.7%
Real Estate Investment Trust	1.7%
Sovereign Obligations	0.1%
Special Purpose	3.2%
Transportation	2.0%
U.S. Government Agency Obligations	3.0%
U.S. Treasury	14.7%
Utilities	3.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Class A
Actual	$1,000.00	$1,015.50	$5.94
Hypothetical	$1,000.00	$1,019.17	$5.96
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,011.30	$9.92
Hypothetical	$1,000.00	$1,015.20	$9.94
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,012.00	$9.34
Hypothetical	$1,000.00	$1,015.79	$9.36
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,018.40	$2.71
Hypothetical	$1,000.00	$1,022.38	$2.71
(5% return per year before expenses)
Class R
Actual	$1,000.00	$1,013.40	$7.42
Hypothetical	$1,000.00	$1,017.70	$7.44
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.97%, 1.85%, 0.54% and 1.47% for Class A, Class B, Class C, Class I, and Class R, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Schedule of Investments
September 30, 2007
	Principal
Corporate Bonds - 70.3%	Amount	Value
ACLC Business Loan Receivables Trust, 6.403%, 10/15/21 (e)(r)	$3,654,558	$3,537,660
AgFirst Farm Credit Bank:
.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	16,725,000	18,042,044
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	52,650,000	50,807,491
7.30%, 10/14/49 (e)	19,950,000	19,664,316
Alliance Mortgage Investments:
12.61%, 6/1/10 (k)(r)	3,077,944	-
15.36%, 12/1/10 (k)(r)	17,718,398	-
American Home Mortgage Assets, 2.289%, 5/25/46	145,357,038	6,359,370
Anadarko Petroleum Corp., 6.094%, 9/15/09 (r)	15,250,000	15,162,282
APL Ltd., 8.00%, 1/15/24	13,525,000	12,544,438
Army Hawaii Family Housing, 6.40%, 6/15/50 (e)(r)	39,850,000	39,850,000
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,701,074
Atherton Franchisee Loan Funding LLC, 7.08%, 8/15/19 (e)	2,000,000	1,967,579
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	53,561,000	10,712,200
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	24,703,050
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	86,270,000	79,870,761
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	21,708,035	22,881,572
Banc of America Commercial Mortgage Inc., 5.449%, 1/15/49	11,700,000	11,788,101
Bank of Nova Scotia Trust Company of New York,
5.20%, 2/20/09	10,000,000	10,077,617
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	26,081,000	27,124,240
Bear Stearns Co's, Inc.:
5.76%, 7/19/10 (r)	21,560,000	20,980,493
6.08%, 10/28/14 (r)	46,520,000	42,867,219
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	20,000,000	10,372,420
BF Saul REIT, 7.50%, 3/1/14	15,100,000	14,571,500
Bleachtech LLC VRDN, 5.18%, 11/1/35 (r)	4,395,000	4,395,000
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	128,906,000	114,218,579
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	20,150,000	19,936,300
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	4,675,000	5,157,719
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	22,440,000	21,882,067
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	20,470,000	19,628,683
CalEnergy Co. Inc., 7.63%, 10/15/07	6,657,000	6,661,450
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	16,980,000	16,385,700
CAM US Finance SA Sociedad Unipersonal,
5.506%, 2/1/10 (e)(r)	11,000,000	10,896,105
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	1,150,000	1,143,557
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	35,600,000	35,648,338
5.22%, 11/16/09	39,950,000	40,037,491
Capmark Financial Group, Inc., 6.03%, 5/10/10 (e)(r)	8,660,000	8,084,464
Captec Franchise Trust:
8.155%, 6/15/13 (e)	6,920,000	7,084,225
8.155%, 12/15/13 (e)	2,895,000	2,258,100
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,434,349	2,401,639
Chesapeake Energy Corp., 6.50%, 8/15/17	11,091,000	10,827,589

	Principal
Corporate Bonds - Cont'd	Amount	Value
Chevy Chase Bank FSB, 6.875%, 12/1/13	$7,811,000	$7,713,040
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,946,439
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	13,500,000	13,796,436
CIT Group, Inc.:
5.824%, 3/12/10 (r)	4,970,000	4,703,658
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	24,487,000	20,331,311
Citigroup, Inc.:
6.50%, 1/18/11	38,050,000	39,738,040
5.125%, 2/14/11	16,800,000	16,767,778
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49	45,600,000	45,396,943
COBALT CMBS Commercial Mortgage Trust, 5.935%,
8/25/12 (r)	30,500,000	30,959,635
College Loan Corp. Trust, 6.35%, 1/25/47 (e)(r)	41,900,000	41,900,000
Countrywide Asset-Backed Certificates, 5.581%, 11/25/34 (r)	4,486,732	4,446,083
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	29,660,000	29,400,475
5.585%, 2/28/08 (r)	18,975,000	18,192,281
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 12/31/49 (e)(r)	76,730,000	71,584,761
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	38,990,440
5.245%, 11/15/36 (e)	18,600,000	18,580,284
5.362%, 11/15/36 (e)	11,000,000	10,917,170
CSX Corp. 5.75%, 3/15/13	3,000,000	2,994,614
DiGerinomo Aggregates LLC VRDN, 5.18%, 1/1/15 (r)	4,340,000	4,340,000
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,157,754
9.25%, 5/1/10	500,000	539,438
Discover Financial Services:
6.234%, 6/11/10 (e)(r)	31,550,000	30,512,577
6.45%, 6/12/17 (e)	2,900,000	2,777,221
Dominion Resources, Inc., 5.687%, 5/15/08 (r)	6,800,000	6,796,528
Duke Energy Corp., 4.20%, 10/1/08	9,081,000	8,979,171
Duke Energy Indiana, Inc., 7.85%, 10/15/07	5,650,000	5,654,667
Dunkin Securitization, 5.779%, 6/20/31 (e)	20,750,000	20,876,305
Education Loan Asset-Backed Trust: :
5.33%, 2/1/43 (e)(r)	33,500,000	33,500,000
6.20%, 2/1/43 (e)(r)	34,900,000	34,900,000
6.33%, 2/1/43 (e)(r)	36,800,000	36,800,000
6.35%, 2/1/43 (e)(r)	36,500,000	36,500,000
6.50%, 2/1/43 (e)(r)	74,850,000	74,850,000
6.60%, 2/1/43 (e)(r)	20,000,000	20,000,000
6.62%, 2/1/43 (e)(r)	30,700,000	30,700,000
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	69,015,000	62,628,685
Fidelity National Information Services, Inc., 4.75%, 9/15/08	2,500,000	2,451,898
First Republic Bank, 7.75%, 9/15/12	500	538
Fisher Scientific International, Inc., 6.125%, 7/1/15	7,403,000	7,161,684
Fleet Credit Card Master Trust II, 5.893%, 4/15/10 (r)	53,940,000	53,948,992
FMAC Loan Receivables Trust:
2.89%, 11/15/18 (e)(r)	12,856,957	530,349
6.74%, 11/15/20 (e)	2,117,858	1,750,033

	Principal
Corporate Bonds - Cont'd	Amount	Value
FMG Finance Ltd.:
9.621%, 9/1/11 (e)(r)	$44,995,000	$46,907,288
10.00%, 9/1/13 (e)	22,075,000	24,144,531
Ford Motor Credit Co. LLC:
8.359%, 11/2/07 (r)	41,450,000	41,444,825
6.625%, 6/16/08	32,985,000	32,704,628
9.81%, 4/15/12 (r)	81,788,000	84,454,964
Fort Knox Military Housing :
5.815%, 2/15/52 (e)	11,225,000	10,975,356
5.915%, 2/15/52 (e)	10,455,000	10,268,274
GE Dealer Floorplan Master Note Trust, 5.506%, 4/20/11 (r)	36,000,000	35,763,430
General Motors Acceptance Corp. LLC:
5.125%, 5/9/08	14,750,000	14,576,595
6.36%, 9/23/08 (r)	18,210,000	17,934,268
Giants Stadium LLC:
6.35%, 4/1/29 (e)(r)	31,075,000	31,075,000
6.40%, 4/1/37 (e)(r)	21,850,000	21,850,000
5.60%, 4/1/37 (e)(r)	60,825,000	60,825,000
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	30,230,000	30,230,664
4.75%, 10/15/10 (e)	6,000,000	5,859,755
5.80%, 1/21/11 (e)(r)	26,000,000	26,000,896
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	8,400,000	8,746,844
6.375%, 9/25/12 (e)	82,675,000	82,839,156
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	12,895,000	12,612,342
Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,871,573
GMAC Commercial Mortgage Corp., 6.107%, 8/10/52 (e)	37,050,000	37,558,697
GMAC LLC:
4.375%, 12/10/07	4,985,000	4,970,618
6.125%, 1/22/08	50,400,000	50,378,289
6.808%, 5/15/09 (r)	84,030,000	79,973,278
Golden Securities Corp., 5.965%, 12/2/13 (e)(r)	8,222,068	8,212,119
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	12,151,523	12,874,174
Great River Energy:
5.829%, 7/1/17 (e)	70,315,000	71,880,212
6.254%, 7/1/38 (e)	27,750,000	28,844,460
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	25,330,000	22,972,233
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	20,880,000	18,483,936
Health Care Property Investors, Inc., 6.144%, 9/15/08 (r)	28,800,000	28,679,052
HRPT Properties Trust, 6.294%, 3/16/11 (r)	22,985,000	22,719,058
HSBC Finance Corp., 5.836%, 2/15/08	41,292,000	41,370,147
Impac CMB Trust:
5.451%, 9/25/34 (r)	1,709,258	1,707,613
5.391%, 4/25/35 (r)	8,393,889	8,352,565
5.441%, 4/25/35 (r)	3,007,810	2,994,309
5.401%, 5/25/35 (r)	11,260,523	11,224,613
5.451%, 8/25/35 (r)	9,687,884	9,643,075
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	19,210,000	18,885,575
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,248,244

Corporate Bonds - Cont'd	Amount	Value
Jersey Central Power & Light Co., 5.625%, 5/1/16	$4,985,000	$4,933,385
JPMorgan Chase & Co., 4.17%, 10/28/08 (r)	72,800,000	72,778,118
Kaupthing Bank HF:
6.06%, 1/15/10 (e)(r)	39,000,000	39,372,088
5.75%, 10/4/11 (e)	600,000	614,888
Kraft Foods, Inc., 6.00%, 8/11/10 (r)	2,300,000	2,299,969
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	49,235,000	44,311,500
LB-UBS Commercial Mortgage Trust, 6.41%, 12/15/19	2,301,659	2,304,605
Lehman Brothers Holdings, Inc.:
4.24%, 9/8/08 (r)	7,157,000	7,124,604
5.645%, 5/25/10 (r)	17,000,000	16,647,668
Leucadia National Corp.:
7.00%, 8/15/13	22,745,000	21,778,338
8.125%, 9/15/15	54,550,000	54,854,930
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	384,533
8.30%, 12/1/37 (e)(m)*	33,720,000	252,900
8.45%, 12/1/97 (e)(m)*	1,000,000	7,500
M&I Marshall & Ilsley Bank, 5.85%, 12/4/12 (r)	11,675,000	11,684,702
Mcguire Air Force Base, Military Housing Project,
5.611%, 9/15/51 (e)	8,500,000	8,080,440
Meridian Funding Co. LLC:
6.023%, 6/9/08 (r)	642,500	642,287
5.56%, 10/6/08 (e)(r)	6,393,744	6,299,033
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	23,150,000	21,596,172
National Collegiate Student Loan Trust, 6.30%, 2/25/23 (r)	20,000,000	20,000,000
NationsBank Cap Trust III, 5.91%, 1/15/27 (r)	1,677,000	1,538,642
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	15,600,000	15,844,289
6.90%, 10/1/37	10,460,000	10,972,228
6.59%, 7/7/38	4,023,000	4,084,448
NextStudent Master Trust I:
Series A-7, 6.20%, 9/1/42 (e)(r)	50,000,000	50,000,000
Series A-10, 6.50%, 9/1/42 (e)(r)	62,050,000	62,043,507
Series A-11, 6.50%, 9/1/42 (e)(r)	50,000,000	49,989,012
Noble Group Ltd., 6.625%, 3/17/15 (e)	18,420,000	17,086,628
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	17,500,000	17,016,125
5.88%, 10/1/51	20,000,000	19,824,000
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	19,550,000	18,572,500
Overseas Private Investment Corp., 4.05%, 11/15/14	2,351,200	2,299,944
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	23,965,000	23,246,050
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	6,261,363	6,259,478
PacifiCorp Australia LLC, 6.15%, 1/15/08 (e)	10,207,000	10,226,675
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	11,250,000	11,593,135
Pepco Holdings, Inc., 6.246%, 6/1/10 (r)	5,000,000	4,987,562
Pioneer Natural Resources Co.:
5.875%, 7/15/16	6,625,000	5,952,885
6.65%, 3/15/17	38,805,000	36,204,250
6.875%, 5/1/18	62,675,000	58,679,464
PPF Funding, Inc., 5.35%, 4/15/12 (e)	3,000,000	2,999,049
Preferred Term Securities IX Ltd., 6.11%, 4/3/33 (e)(r)	959,500	959,548

	Principal
Corporate Bonds - Cont'd	Amount	Value
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	$1,000,000	$1,005,801
Public Steers Trust, 6.646%, 11/15/18	4,654,537	3,867,455
Puget Energy, Inc., 7.02%, 12/1/27	571,000	632,115
RBS Capital Trust IV, STEP, 5.998%, 9/29/49 (r)	19,868,000	18,924,563
Renaissance Ketchikan Group LLC VRDN, 5.645%, 6/2/08 (e)	15,000,000	15,000,000
Residential Capital LLC:
6.224%, 6/9/08 (r)	147,855,000	135,656,963
7.80%, 11/21/08 (r)	41,765,000	37,588,500
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	10,000,000	10,037,500
Santander Issuances SA Unipersonal, 5.948%, 6/20/16 (e)(r)	25,000,000	24,770,431
Skyway Concession Co. LLC, 5.478%, 6/30/17 (e)(r)	5,000,000	4,955,010
SLM Student Loan Trust, 5.614%, 12/15/17 (r)	3,374,132	3,388,371
Sovereign Bancorp, Inc.:
5.901%, 3/1/09 (r)	22,313,000	22,281,940
4.80%, 9/1/10	5,000,000	5,005,287
Sovereign Bank:
4.00%, 2/1/08	9,350,000	9,303,755
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	13,000,000	12,922,849
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, floating rate
thereafter to 10/15/97 (e)(r)	26,500,000	9,698,947
Sterling Equipment, Inc., 6.125%, 9/28/19	319,000	338,839
Student Loan Consolidation Center:
6.35%, 3/1/42 (e)(r)	55,000,000	54,997,800
6.60%, 3/1/42 (e)(r)	52,855,000	52,838,615
6.62%, 3/1/42 (e)(r)	51,050,000	51,036,727
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate
thereafter to 6/1/67 (r)	23,730,000	21,370,052
TIERS Trust:
8.45%, 12/1/17 (n)*	8,559,893	128,398
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (r)	15,000,000	1,623,336
STEP, 0.00% to 4/15/18, 7.697% thereafter to 10/15/97 (e)(r)	11,001,000	3,116,365
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	12,295,000	783,889
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,387,656
2/15/19 (e)	5,000,000	2,634,280
2/15/28 (e)	16,737,000	4,815,881
2/15/29 (e)	12,600,000	3,410,402
2/15/45 (e)	711,029,736	96,088,559
TXU Electric Delivery Co., 6.069%, 9/16/08 (e)(r)	950,000	951,372
TXU Energy Co. LLC, 6.194%, 9/16/08 (e)(r)	6,470,000	6,475,992
Union Pacific Corp., 8.02%, 7/2/12	4,770,811	5,068,175
United Parcel Services, Inc., 4.679%, 3/27/50 (r)	2,030,000	1,973,112
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,616,326
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	4,590,000	5,359,297
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 0.418%, 7/25/46	145,470,780	1,545,627
Weyerhaeuser Co., 6.21%, 9/24/09 (r)	27,440,000	27,438,249
Whitney National Bank, 5.875%, 4/1/17	3,000,000	2,903,961
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	14,270,000	15,542,327

	Principal
Corporate Bonds - Cont'd	Amount	Value
World Financial Network, Credit Card Master Note Trust,
6.113%, 5/15/12 (r)	$3,900,000	$3,906,116
Xerox Corp., 6.396%, 12/18/09 (r)	3,250,000	3,291,988
Xstrata Finance Dubai Ltd., 5.85%, 11/13/09 (e)(r)	6,980,000	6,946,819

Total Corporate Bonds (Cost $4,405,724,124)		4,251,982,043

Taxable Municipal Obligations - 7.9%
Access Group, Inc. Delaware Revenue Bonds:
6.53%, 12/27/32 (r)	12,200,000	12,200,000
6.66%, 12/27/32 (r)	28,600,000	28,600,000
Alabaster Alabama GO Bonds:
5.36%, 4/1/18	475,000	463,458
5.38%, 4/1/19	780,000	759,143
5.40%, 4/1/20	840,000	811,843
5.45%, 4/1/21	880,000	843,471
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/09	5,155,000	4,670,791
10/1/10	16,230,000	14,016,066
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	3,800,909
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,446,451
5.05%, 7/1/14	1,520,000	1,495,558
5.07%, 7/1/15	1,340,000	1,309,676
5.27%, 7/1/18	2,435,000	2,385,886
Bartow-Cartersville Georgia Joint IDA Revenue Bonds,
5.55%, 11/1/20	3,970,000	3,922,559
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,440,000	1,434,816
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	1,927,780
5.204%, 9/1/17	2,275,000	2,204,475
5.304%, 9/1/19	2,000,000	1,932,040
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,781,923
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,586,083
5.61%, 8/1/14	2,270,000	2,304,436
Zero Coupon, 6/1/15	4,630,000	3,068,810
Zero Coupon, 6/1/16	2,620,000	1,632,391
Zero Coupon, 6/1/17	4,545,000	2,662,825
Zero Coupon, 6/1/18	2,810,000	1,541,088
Zero Coupon, 6/1/19	1,975,000	1,015,209
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,940,000	1,939,825
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,054,718
5.658%, 1/1/12	2,500,000	2,544,925
5.688%, 1/1/13	5,540,000	5,642,102

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	$8,025,000	$8,077,564
Detroit Michigan GO Bonds, 5.15%, 4/1/25	14,605,000	13,389,280
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	532,470
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,867,214
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	280,417
5.10%, 7/1/15	300,000	293,775
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,201,525
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	394,128
5.11%, 1/1/13	1,210,000	1,206,043
5.29%, 1/1/20	2,415,000	2,344,941
5.48%, 1/1/21	990,000	981,437
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,093,992
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	648,595
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	2,430,000	2,467,082
5.82%, 7/15/17	3,925,000	3,980,696
6.01%, 7/15/21	19,715,000	20,062,970
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	232,323
4.82%, 9/1/12	250,000	245,982
4.90%, 9/1/13	260,000	254,423
4.94%, 9/1/14	275,000	267,033
4.95%, 9/1/15	285,000	274,372
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	7,783,151
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,335,874
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	4,550,000	4,581,258
La Mesa California PO Revenue Bonds COPs, 6.32%, 8/1/26	1,305,000	1,320,712
La Verne California PO Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,015,620
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,430,963
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,561,900
5.44%, 8/1/40	5,000,000	4,520,700
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,729,300
5.69%, 10/1/30	2,835,000	2,722,677
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	6,200,000	6,113,014
Mississippi State Development Bank SO Revenue Bonds:
5.21%, 7/1/08	3,630,000	3,641,108
5.20%, 7/1/09	8,835,000	8,894,725
5.19%, 7/1/10	6,290,000	6,344,912
5.21%, 7/1/11	9,275,000	9,327,589
5.04%, 6/1/20, Project A	1,940,000	1,828,741

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Mississippi State Development Bank SO Revenue Bonds (Cont'd):
5.04%, 6/1/20, Project B	$990,000	$933,223
5.375%, 1/1/22	1,265,000	1,223,925
5.60%, 1/1/26	1,470,000	1,391,120
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,227,096
Nevada Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	1,210,000	1,215,203
New York City IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	12,218,640
New York State MMC Corp. Revenue VRDN, 6.10%, 11/1/35 (r)	10,915,000	10,915,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,485,540
4.06%, 10/15/10	1,000,000	981,590
4.42%, 10/15/12	10,500,000	10,186,365
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,136,890
4.49%, 7/1/11	2,500,000	2,457,475
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,200,000	2,200,660
5.653%, 9/1/21	19,635,000	19,453,180
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,130,033
5.14%, 8/15/18	2,760,000	2,653,078
5.20%, 8/15/19	3,070,000	2,951,406
5.25%, 8/15/20	3,395,000	3,262,697
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	761,116
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,718,955
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	7,990,000	7,635,324
Pittsburgh Pennsylvania GO Bonds:
5.47%, 9/1/08	4,890,000	4,923,252
5.54%, 9/1/09	19,670,000	19,937,315
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,848,625
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,033,463
Riverside California Public Financing Authority Tax Allocation
Bonds:
5.19%, 8/1/17	2,025,000	1,975,671
5.24%, 8/1/17	3,250,000	3,191,175
Roseville California Redevelopment Agency Tax Allocation
Bonds, 5.90%, 9/1/28	1,260,000	1,233,275
Sacramento City California Financing Authority Tax
Allocation Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,219,871
5.54%, 12/1/20	21,940,000	21,857,067
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,443,629
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,549,531
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,025,574

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Jose California Redevelopment Agency Tax Allocation Bonds (Cont'd):
5.10%, 8/1/20	$3,960,000	$3,769,643
5.46%, 8/1/35	5,300,000	4,788,974
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,751,275
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,252,578
Sonoma County California PO Bonds, 6.625%, 6/1/13	7,570,000	7,956,448
Thousand Oaks California Redevelopment Agency Tax
Allocation Bonds:
5.00%, 12/1/12	675,000	668,952
5.00%, 12/1/13	710,000	697,241
5.00%, 12/1/14	745,000	724,647
5.125%, 12/1/15	785,000	763,397
5.125%, 12/1/16	830,000	801,025
5.25%, 12/1/21	5,070,000	4,897,569
5.375%, 12/1/21	4,880,000	4,726,768
University of Central Florida COPs, 5.125%, 10/1/20	3,750,000	3,560,400
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	10,864,028
5.442%, 7/1/50	3,990,000	3,695,299
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,685,595
Virginia State Housing Development Authority Revenue Bonds,
5.35%, 7/1/14	2,025,000	2,020,849
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,021,887
5.15%, 1/1/24	3,630,000	3,347,513
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,951,108

Total Taxable Municipal Obligations (Cost $481,550,837)		476,569,923

U.S. Government Agencies
and Instrumentalities - 3.9%
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	2,994,764	3,067,567
Fannie Mae, 5.50%, 12/25/16	5,212,647	5,202,669
Federal Home Loan Bank:
5.00%, 10/26/07 (r)	29,600,000	29,600,646
0.00%, 12/28/07 (r)	9,000,000	8,730,000
Federal Home Loan Bank Discount Notes, 10/1/07	108,000,000	108,000,000
Freddie Mac:
5.125%, 12/15/13	52,298,347	52,024,701
STEP, 4.10% to 1/28/09, 5.80% thereafter to 1/28/14 (r)	5,000,000	4,942,404
Ginnie Mae, 11.00%, 10/15/15	560	606
Small Business Administration:
5.038%, 3/10/15	6,521,484	6,428,452
4.94%, 8/10/15	18,781,912	18,518,221

Total U.S. Government Agencies
and Instrumentalities (Cost $237,249,972)		236,515,266

	Principal
U.S. Treasury - 14.5%	Amount	Value
United States Treasury Bonds:
5.375%, 2/15/31	$125,000	$133,809
4.75%, 2/15/37	17,787,000	17,534,092
United States Treasury Notes:
4.50%, 3/31/12	150,000	151,781
4.75%, 5/31/12	915,000	935,445
4.625%, 7/31/12	1,000,000	1,017,422
4.125%, 8/31/12	18,675,000	18,590,379
4.50%, 11/15/15	402,000	402,502
5.125%, 5/15/16	26,000	27,085
4.625%, 2/15/17	70,000	70,317
4.50%, 5/15/17	1,000,000	994,375
4.75%, 8/15/17	829,075,000	840,215,670

Total U.S. Treasury (Cost $877,671,363)		880,072,877

Equity Securities - 2.1%	Shares
Conseco Inc.:
Common *	1,581,755	25,308,080
Warrants (strike price $27.60/share, expires 9/10/08)*	4,955	743
Double Eagle Petroleum Co., Preferred	135,000	3,510,000
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,659,417
Ford Motor Co.	485,514	4,122,014
MFH Financial Trust I, Preferred (e)	400,000	40,900,000
Roslyn Real Estate Asset Corp., Preferred	222	22,387,312
WoodBourne Pass-Through Trust, Preferred (e)	258	25,912,875

Total Equity Securities (Cost $130,357,729)		128,800,441

TOTAL INVESTMENTS (Cost $6,132,554,025) - 98.7%		5,973,940,550
Other assets and liabilities, net - 1.3%		76,103,464
Net Assets - 100%		$6,050,044,014

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
2 Year U.S. Treasury Notes	5,553	12/07	$1,149,731,302	$1,175,411
10 Year U.S. Treasury Notes	6,637	12/07	725,299,656	1,162,279
Total Purchased				$2,337,690

Sold:
U.S. Treasury Bonds	3,245	12/07	$361,310,469	($756,274)
5 Year U.S. Treasury Notes	988	12/07	105,746,875	(242,794)
Total Sold				($999,068)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(k) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and $219,236 of accrued interest was written off.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006, February 2007 and August 2007. This security is no longer accruing interest. During the year, $2,140,192 of accrued interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2007
Assets
Investments in securities, at value (Cost $6,132,554,025) -
see accompanying schedule	$5,973,940,550
Cash	22,607,863
Receivable for securities sold	229,785,360
Receivable for shares sold	26,740,950
Interest and dividends receivable	50,381,710
Collateral at Broker (cash)	5,621,940
Other assets	121,612
Total assets	6,309,199,985

Liabilities
Payable for securities purchased	241,932,586
Payable for shares redeemed	9,556,346
Payable for futures margin	761,521
Payable to Calvert Asset Management Company, Inc.	3,178,609
Payable to Calvert Administrative Services Company	1,455,317
Payable to Calvert Shareholder Services, Inc.	71,556
Payable to Calvert Distributors, Inc.	1,606,854
Accrued expenses and other liabilities	593,182
Total liabilities	259,155,971
Net Assets	$6,050,044,014

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 300,598,503 shares outstanding	$5,086,340,496
Class B: 12,402,083 shares outstanding	211,553,458
Class C: 30,194,812 shares outstanding	507,898,619
Class I: 18,688,288 shares outstanding	312,503,121
Class R: 77,835 shares outstanding	1,302,703
Undistributed net investment income (loss)	(1,865,570)
Accumulated net realized gain (loss) on investments	89,586,040
Net unrealized appreciation (depreciation) on investments	(157,274,853)
Net Assets	$6,050,044,014

Net Asset Value Per Share
Class A (based on net assets of $5,024,997,949)	$16.72
Class B (based on net assets of $206,804,948)	$16.68
Class C (based on net assets of $504,417,339)	$16.71
Class I (based on net assets of $312,519,936)	$16.72
Class R (bassed on net assets of $1,303,842)	$16.75

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007
Net Investment Income
Investment Income:
Interest income	$300,896,815
Dividend income	9,701,028
Total investment income	310,597,843

Expenses:
Investment advisory fee	20,669,901
Administrative fees	14,499,594
Transfer agency fees and expenses	11,252,874
Distribution plan expenses:
Class A	11,252,582
Class B	2,523,332
Class C	4,548,666
Class R	788
Trustees' fees and expenses	323,329
Custodian fees	503,502
Registration fees	286,858
Reports to shareholders	1,048,396
Professional fees	96,906
Accounting fees	571,545
Miscellaneous	269,482
Total expenses	67,847,756
Reimbursement from Advisor:
Class R	(14,121)
Fees paid indirectly	(536,909)
Net expenses	67,296,726

Net Investment Income	243,301,117

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	65,205,660
Foreign currency transactions	(64)
Futures	38,184,176
103,389,772
Change in unrealized appreciation (depreciation) on:
Investments	(108,960,083)
Foreign currency transactions	(21)
Futures	4,067,239
(104,892,865)

Net Realized and Unrealized Gain
(Loss)	(1,503,093)

Increase (Decrease) in Net Assets
Resulting From Operations	$241,798,024

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$243,301,117	$180,714,179
Net realized gain (loss)	103,389,772	(5,502,322)
Change in unrealized appreciation (depreciation)	(104,892,865)	(9,563,533)

Increase (Decrease) in Net Assets
Resulting From Operations	241,798,024	165,648,324

Distributions to shareholders from
Net investment income:
Class A Shares	(209,655,214)	(153,362,339)
Class B Shares	(9,765,931)	(11,827,341)
Class C Shares	(18,117,237)	(12,693,811)
Class I Shares	(9,061,107)	(3,196,956)
Class R Shares	(8,845)	--
Net realized gain:
Class A Shares	--	(39,781,578)
Class B Shares	--	(4,325,380)
Class C Shares	--	(3,789,652)
Class I Shares	--	(747,623)
Total distributions	(246,608,334)	(229,724,680)
Capital share transactions:
Shares sold:
Class A Shares	2,070,918,612	1,680,346,291
Class B Shares	18,120,638	25,361,733
Class C Shares	188,665,383	165,021,233
Class I Shares	244,487,418	32,976,762
Class R Shares	1,305,187	--
Reinvestment of distributions:
Class A Shares	161,710,542	150,030,612
Class B Shares	6,876,409	11,214,357
Class C Shares	9,390,349	9,155,347
Class I Shares	8,615,583	3,899,331
Class R Shares	175	--
Redemption fees:
Class A Shares	109,311	57,309
Class B Shares	1,605	1,435
Class C Shares	2,257	7,997
Class I Shares	515	--
Shares redeemed:
Class A Shares	(1,063,599,149)	(895,132,163)
Class B Shares	(103,373,508)	(91,264,491)
Class C Shares	(83,873,475)	(64,684,575)
Class I Shares	(16,944,144)	(21,668,869)
Class R Shares	(2,659)	--
Total capital share transactions	1,442,411,049	1,005,322,309

Total Increase (Decrease) in Net Assets	1,437,600,739	941,245,953

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended September 30, 2007	Year Ended September 30, 2006

Net Assets
Beginning of year	$4,612,443,275	$3,671,197,322
End of year (including distributions in excess of net investment income and undistributed net investment income of
$1,865,570 and $1,525,078, respectively)	$6,050,044,014	$4,612,443,275

Capital Share Activity
Shares sold:
Class A Shares	123,524,457	100,964,573
Class B Shares	1,083,060	1,524,123
Class C Shares	11,258,351	9,921,771
Class I Shares	14,614,029	1,992,227
Class R Shares	77,985	--
Reinvestment of distributions:
Class A Shares	9,670,355	9,028,179
Class B Shares	411,863	674,869
Class C Shares	561,898	551,292
Class I Shares	515,953	234,722
Class R Shares	10	--
Shares redeemed:
Class A Shares	(63,533,244)	(53,855,788)
Class B Shares	(6,189,773)	(5,491,773)
Class C Shares	(5,010,034)	(3,890,011)
Class I Shares	(1,013,745)	(1,299,043)
Class R Shares	(160)	--
Total capital share activity	85,971,005	60,355,141

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers five classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $18,572,500 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 22.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class R. The contractual expense cap is 1.47%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C and R shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $554,515 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 2007.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $845,115 for the year ended September 30, 2007. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $9,665,348,632 and $8,003,381,186, respectively. U.S. government security purchases and sales were $33,403,749,450 and $33,788,154,172, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $6,144,953,468. Net unrealized depreciation aggregated $171,012,918, of which $27,856,176 related to appreciated securities and $198,869,094 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2007, and September 30, 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	$246,608,334	$192,374,237
Long term capital gain	--	37,350,443
Total	$246,608,334	$229,724,680

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$52,574,645
Undistributed long term gain	51,024,802
Unrealized appreciation (depreciation)	(171,012,918)
($67,413,471)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, interest defaults and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are foreign currency transactions and asset-backed securities.

Undistributed net investment income	($83,431)
Accumulated net realized gain (loss)	83,431

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2007, such purchase and sales transactions were $74,323,581 and $71,700,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio ) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$660,046	5.91%	$24,453,629	August 2007

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.72	$17.03	$17.37
Income from investment operations
Net investment income	.77	.75	.57
Net realized and unrealized gain	.01	(.09)	.09
Total from investment operations	.78	.66	.66
Distributions from
Net investment income	(.78)	(.75)	(.57)
Net realized gain	--	(.22)	(.43)
Total distributions	(.78)	(.97)	(1.00)
Total increase (decrease) in net asset value	--	(0.31)	(.34)
Net asset value, ending	$16.72	$16.72	$17.03

Total return*	4.74%	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.60%	4.54%	3.36%
Total expenses	1.19%	1.20%	1.20%
Expenses before offsets	1.19%	1.20%	1.20%
Net expenses	1.18%	1.20%	1.19%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$5,024,998	$3,860,160	$2,976,466

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$17.53	$16.14
Income from investment operations
Net investment income	.53	.79
Net realized and unrealized gain (loss)	.65	1.48
Total from investment operations	1.18	2.27
Distributions from
Net investment income	(.54)	(.78)
Net realized gain	(.80)	(.10)
Total distributions	(1.34)	(.88)
Total increase (decrease) in net asset value	(.16)	1.39
Net asset value, ending	$17.37	$17.53

Total return*	7.03%	14.51%
Ratios to average net assets: A
Net investment income	3.08%	4.69%
Total expenses	1.21%	1.21%
Expenses before offsets	1.21%	1.21%
Net expenses	1.20%	1.21%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$2,309,621	$1,673,699

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.69	$17.01	$17.35
Income from investment operations
Net investment income	.64	.63	.45
Net realized and unrealized gain (loss)	.01	(.10)	.09
Total from investment operations	.65	.53	.54
Distributions from
Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	(0.01)	(0.32)	(.34)
Net asset value, ending	$16.68	$16.69	$17.01

Total return*	3.94%	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.82%	3.74%	2.60%
Total expenses	1.96%	1.95%	1.94%
Expenses before offsets	1.96%	1.95%	1.94%
Net expenses	1.95%	1.94%	1.93%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$206,805	$285,301	$346,829

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$17.52	$16.13
Income from investment operations
Net investment income	.41	.66
Net realized and unrealized gain (loss)	.64	1.48
Total from investment operations	1.05	2.14
Distributions from
Net investment income	(.42)	(.65)
Net realized gain	(.80)	(.10)
Total distributions	(1.22)	(.75)
Total increase (decrease) in net asset value	(.17)	1.39
Net asset value, ending	$17.35	$17.52

Total return*	6.20%	13.67%
Ratios to average net assets: A
Net investment income	2.37%	3.94%
Total expenses	1.95%	1.94%
Expenses before offsets	1.95%	1.94%
Net expenses	1.93%	1.94%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$373,648	$369,355

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.35
Income from investment operations
Net investment income	.65	.63	.45
Net realized and unrealized gain (loss)	.02	(.10)	.10
Total from investment operations	.67	.53	.55
Distributions from
Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	0.01	(0.32)	(.33)
Net asset value, ending	$16.71	$16.70	$17.02

Total return*	4.09%	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.93%	3.86%	2.66%
Total expenses	1.87%	1.90%	1.91%
Expenses before offsets	1.87%	1.90%	1.91%
Net expenses	1.86%	1.89%	1.90%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$504,417	$390,620	$285,889

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$17.52	$16.13
Income from investment operations
Net investment income	.41	.67
Net realized and unrealized gain (loss)	.64	1.48
Total from investment operations	1.05	2.15
Distributions from
Net investment income	(.42)	(.66)
Net realized gain	(.80)	(.10)
Total distributions	(1.22)	(.76)
Total increase (decrease) in net asset value	(.17)	1.39
Net asset value, ending	$17.35	$17.52

Total return*	6.23%	13.72%
Ratios to average net assets: A
Net investment income	2.39%	3.98%
Total expenses	1.92%	1.89%
Expenses before offsets	1.92%	1.89%
Net expenses	1.91%	1.88%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$231,952	$194,686

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.36
Income from investment operations
Net investment income	.87	.85	.69
Net realized and unrealized gain	.01	(.10)	.09
Total from investment operations	.88	.75	.78
Distributions from
Net investment income	(.86)	(.85)	(.69)
Net realized gain	--	(.22)	(.43)
Total distributions	(.86)	(1.07)	(1.12)
Total increase (decrease) in net asset value	0.02	(.32)	(.34)
Net asset value, ending	$16.72	$16.70	$17.02

Total return*	5.40%	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.24%	5.18%	3.98%
Total expenses	.55%	.56%	.55%
Expenses before offsets	.55%	.56%	.55%
Net expenses	.54%	.55%	.55%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$312,520	$76,362	$62,013

	Years Ended
	September 30,	September 30,
Class I Shares	2004	2003
Net asset value, beginning	$17.53	$16.13
Income from investment operations
Net investment income	.64	.89
Net realized and unrealized gain (loss)	.64	1.49
Total from investment operations	1.28	2.38
Distributions from
Net investment income	(.65)	(.88)
Net realized gain	(.80)	(.10)
Total distributions	(1.45)	(.98)
Total increase (decrease) in net asset value	(.17)	1.40
Net asset value, ending	$17.36	$17.53

Total return*	7.65%	15.31%
Ratios to average net assets: A
Net investment income	3.74%	5.22%
Total expenses	.56%	.57%
Expenses before offsets	.56%	.57%
Net expenses	.56%	.56%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$67,736	$54,842

Financial Highlights

	Period Ended
	September 30,
Class R Shares	2007 # (z)
Net asset value, beginning	$16.78
Income from investment operations
Net investment income	.51
Net realized and unrealized gain	.09
Total from investment operations	.60
Distributions from
Net investment income	(.63)
Net realized gain	--
Total distributions	(.63)
Total increase (decrease) in net asset value	(0.03)
Net asset value, ending	$16.75

Total return*	3.66%
Ratios to average net assets: A
Net investment income	4.41% (a)
Total expenses	10.44% (a)
Expenses before offsets	1.48% (a)
Net expenses	1.47% (a)
Portfolio turnover	814%
Net assets, ending (in thousands)	$1,304

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
# of Calvert Portfolios Overseen
Other Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FRANK H. BLATZ, JR., Esq. AGE: 72	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	25
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, ASA AGE: 74	Trustee	1980	Since 1976, President of Corporate Finance of Washington, a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT AGE: 70	Trustee	1980	Executive Vice President of Calvert Asset Management Company, Inc. (through mid 2007) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 59	Trustee & Chair	1976	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
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September 30, 2007
Annual Report
Calvert Short Duration
Income Fund

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President's Letter

1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
20

Statement of Operations
21

Statements of Changes in Net Assets
22

Notes to Financial Statements
24

Financial Highlights
30

Explanation of Financial Tables
34

Proxy Voting and Availability of Quarterly Portfolio Holdings
36

Trustee and Officer Information Table
38

Dear Shareholder:

The 12-month period ended September 30, 2007 was a challenging environment for bond fund investors and portfolio managers. Economic signals continued to be mixed and, later in the reporting period, troubles in the U.S. subprime mortgage industry increased volatility in the bond market. For the entire 12-month period, the Lehman U.S. Credit Index--a commonly used benchmark for the overall bond market--gained 4.23%. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

In August, the Federal Reserve (Fed) cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, by 0.5% to reassure investors that it would take action to prevent a full-blown credit crisis. In September, the Fed cut interest rates again, this time reducing both the federal funds target rate (the rate that banks charge each other for overnight loans) and the discount rate. Markets reacted positively to the Fed's actions, but some believed that the Fed was essentially bailing out investors who took unnecessary risks.

Subprime Difficulties Roil the Bond Market

The volatility during the summer had an interesting source--the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity that found their way into portfolios ranging from hedge funds to commercial paper. Higher than expected defaults in subprime mortgages meant higher losses across a wide range of products sold to investors as relatively safe investments. A general flight to quality ensued, with investors pulling money out of funds exposed to subprime assets. Forced selling to meet higher redemptions and margin calls in leveraged funds hurt valuations even more. Investors fled to the safety of Treasuries and it became very difficult to sell anything but the most high-quality, liquid bonds. In general, we saw a reevaluation of risk and a dearth of liquidity in the bond market.

Calvert's bond funds had only very small exposure to bonds backed by subprime mortgages or issued by lenders that have made subprime loans. Of course, bonds issued by a wide range of financial firms may be affected because of their own holdings of subprime-backed debt and their business ties to hedge funds. The impact of the subprime mortgage crisis may continue to ripple through the fixed-income market, but this could also create some opportunities to buy corporate bonds at beaten-down prices that do not reflect their true values.

Essential Roles of Fixed-Income Funds

Bond funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed-income investing, such as credit risk and interest rate risk, these funds can offer many benefits. Fixed-income funds that specialize in bonds in a specific range of maturities can help you diversify your bond fund portfolio, which in turn offers diversification advantages when combined with equity fund holdings. Of course, most bond funds also provide flows of income from the coupon (interest) payments on the holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios during periods of falling market interest rates.

Benefits of Professional Management

Bonds are complex investments, which is why most investors choose to invest in professionally managed bond funds. Calvert has been managing fixed income funds for more than 25 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third quarter, an accomplishment that would have been much more difficult for holders of individual bonds.

Lipper Award

One example of our fixed income success is the Lipper awards garnered by Calvert Social Investment Fund (CSIF) Bond Portfolio. For the three-year period ended in 2006, the Calvert Social Investment Fund Bond Portfolio Class I shares won a 2007 Lipper Fund Award1 for best risk-adjusted performance. The Portfolio is managed by the investment team, led by Gregory Habeeb, that also manages Calvert's other taxable fixed-income funds. This is the third time in the last four years that the Portfolio has won the Lipper Fund Award.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With more than 30 years of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sales in a given country are selected, then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper

Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Investment Performance

Calvert Short Duration Income Fund Class A shares (at NAV*) produced a total return of 5.47% for the 12-month reporting period ended September 30, 2007. The benchmark Lehman 1-5 Year U.S. Credit Index returned 5.21% for the same period. Interest-rate and credit-quality strategies were the primary drivers of the Fund's outperformance.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation2 declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed). Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses resulted in more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed made a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

During the early part of the period, yields for short-term securities (maturing in one year or less) were higher than those of longer-term securities (maturing in 10 years or more)-- which means that investors were not being compensated for taking on the additional risk inherent in longer maturities. We positioned the Fund in anticipation of a return to normalcy, which paid off in the second half of the period when short-term rates declined much faster than long-term rates, returning the yield curve to its more traditional upward slope. As a result, yields for two-year Treasury notes fell 0.68% during the period while ten-year Treasury yields dipped just 0.08%.

Another strong contributor to the Fund's returns was an overweighting to both high-quality bonds with AAA ratings and to below-investment-grade corporate bonds--a "credit barbell strategy"--as those two sectors generally outperformed, with returns of 5.40% and 6.15%, respectively, compared with a return of 3.70% for the A rated bonds we had underweighted.4

The Fund did have a small position (less than 0.01% of assets) in bonds issued by Alliance Mortgage Investment, which filed for bankruptcy during the summer. As of September 30, 2007, the Fund also held bonds issued by Residential Mortgage LLC, a mortgage finance company, and Countrywide Financial. Both firms had engaged in subprime lending, but now focus on providing loans to borrowers with prime credit. The Fund also held securities issued by CIT Group, a commercial and consumer financial lender. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks given their diverse business lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the bond market. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for bond investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is through August 2007.

4. As of September 30, 2007, AAA rated securities represented 47.0% of the Fund, below-investment-grade securities represented 13.2%, and A rated bonds represented 8.4%.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Alliance Mortgage Investment 0%, Countrywide 0.9%, Residential Capital LLC 3.0%, and CIT Group 0.06%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2007

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	2.57%	5.47%
Class C	2.18%	4.59%
Class I**	2.70%	5.78%
Lehman 1-5 Year Credit Index**	2.26%	5.21%
Lipper Short Investment Grade
Debt Funds Avg.	1.76%	4.22%

Maturity Schedule
	Weighted Average
	9/30/07	9/30/06
	4 years	5 years

SEC Yields
	30 days ended
	9/30/07	9/30/06
Class A	5.74%	4.53%
Class C	5.08%	3.83%
Class I	6.24%	5.14%

	% of total investments
Economic Sectors
Asset Backed Securities	16.7%
Banks	10.4%
Brokerages	1.5%
Commercial Mortgage Backed Securities	2.1%
Financial Services	8.4%
Financials	1.0%
Industrial	9.7%
Industrial - Finance	5.7%
Insurance	0.4%
Mortgage Backed Securities	0.4%
Municipal Obligations	20.2%
Real Estate Investment Trusts	3.0%
Special Purpose	2.0%
Transportation	0.3%
U.S. Government Agency Obligations	10.5%
U.S. Treasury	1.0%
Utilities	6.7%
	100%

Portfolio Statistics September 30, 2007

Average Annual Total Returns (with max. load)

	Class A Shares
One year	2.54%
Five year	4.77%
Since inception	5.84%
(1/31/02)

	Class C Shares
One year	3.59%
Since inception	4.46%
(10/1/02)

Portfolio Statistics September 30, 2007

Average Annual Total Returns
	Class I Shares*
One year	5.78%
Five year	5.77%
Since inception	6.34%
(2/26/02)

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Class A
Actual	$1,000.00	$1,025.70	$5.48
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,021.80	$9.65
Hypothetical	$1,000.00	$1,015.52	$9.62
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,027.00	$3.81
Hypothetical	$1,000.00	$1,021.31	$3.80
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.90% and 0.75% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Schedule of Investments
September 30, 2007
	Principal
Corporate Bonds - 65.6%	Amount	Value
ACLC Business Loan Receivables Trust, 6.261%, 10/15/21 (e)(r)	$324,850	$314,459
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,945,000	2,098,163
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	3,000,000	2,895,014
7.30%, 10/14/49 (e)	1,000,000	985,680
Alliance Mortgage Investments:
12.61%, 6/1/10 (r)(x)	385,345	-
15.36%, 12/1/10 (r)(y)	259,801	-
AMB Property LP, 5.45%, 12/1/10	3,000,000	2,975,995
American Home Mortgage Assets, 2.289%, 5/25/46 (r)	7,220,801	315,910
American National Red Cross, 5.31%, 11/15/07	4,515,000	4,516,941
Anadarko Petroleum Corp., 6.094%, 9/15/09 (r)	1,500,000	1,491,372
APL Ltd., 8.00%, 1/15/24	150,000	139,125
Archstone-Smith Operating Trust, 5.25%, 12/1/10	2,000,000	2,023,177
Army Hawaii Family Housing, 6.40%, 6/15/50 (e)(r)	2,000,000	2,000,000
Atherton Franchisee Loan Funding LLC:
6.85%, 5/15/20 (e)	959,584	978,775
7.20%, 2/15/13 (e)	567,421	567,421
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	350,000	70,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	256,230
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	1,500,000	1,388,735
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	5,258,916	5,543,213
Banc of America Commercial Mortgage Inc., 5.449%, 1/15/49	3,000,000	3,022,590
Bank of Nova Scotia Trust Company of New York, 5.20%, 2/20/09	5,000,000	5,038,808
Bear Stearns Co's, Inc.:
5.76%, 7/19/10 (r)	3,000,000	2,919,364
6.08%, 10/28/14 (r)	1,000,000	921,479
Bella Vista Mortgage Trust, 5.746%, 5/20/45 (r)	35,087	34,509
BellSouth Telecommunications, Inc., 6.125%, 9/23/08	1,000,000	1,008,615
BF Saul, 7.50%, 3/1/14	500,000	482,500
BNP US Funding LLC, 7.738% to 12/5/07, floating rate thereafter
to 12/31/49 (e)(r)	115,000	115,571
Branch Banking & Trust Co, 5.671%, 9/2/08 (r)	120,000	119,804
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	3,000,000	2,968,184
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate
thereafter to 12/31/49 (e)(r)	2,500,000	2,437,842
CalEnergy Co, Inc., 7.63%, 10/15/07	4,000,000	4,002,674
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	680,000	656,200
CAM US Finance SA Sociedad Unipersonal, 5.506%, 2/1/10 (e)(r)	1,000,000	990,555
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	4,000,000	4,005,431
5.22%, 11/16/09	5,000,000	5,010,950
Capmark Financial Group, Inc., 6.03%, 5/10/10 (e)(r)	1,000,000	933,541
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,250,000	1,279,665
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,000,000	999,753
Cargill, Inc, 5.60%, 9/15/12 (e)	3,000,000	3,009,175
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,439,309	1,419,969

	Principal
Corporate Bonds - Cont'd	Amount	Value
Chevy Chase Bank FSB, 6.875%, 12/1/13	$1,000,000	$987,459
Chilquinta Energia Finance Co. LLC, 6.47%, 4/1/08 (e)	2,000,000	2,016,433
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	6,500,000	6,642,728
CIT Group, Inc., 3.875%, 11/3/08	399,000	389,517
Citigroup, Inc.:
5.864%, 6/9/09 (r)	110,000	109,759
6.50%, 1/18/11	7,000,000	7,310,546
5.125%, 2/14/11	3,000,000	2,994,246
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49 (r)	4,000,000	3,982,188
Clinic Building LLC VRDN, 5.18%, 2/1/23 (r)	2,325,000	2,325,000
COBALT CMBS Commercial Mortgage Trust,
5.935%, 8/25/12 (r)	4,000,000	4,060,280
College Loan Corp Trust, 6.25%, 3/1/42 (e)(r)	24,200,000	24,200,000
Countrywide Asset-Backed Certificates, 5.581%, 11/25/34 (r)	152,530	151,148
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	5,000,000	4,956,250
5.61%, 5/5/08 (r)	480,000	455,400
Credit Agricole SA, 6.637% to 5/31/17, floating rate
thereafter to 5/31/49 (e)(r)	1,000,000	932,944
Credit Suisse First Boston Mortgage Securities Corp.,
1.026%, 12/18/35 (e)(r)	70,000,000	289,870
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,973,548
5.245%, 11/15/36 (e)	2,000,000	1,997,880
5.362%, 11/15/36 (e)	1,000,000	992,470
CSX Corp., 5.75%, 3/15/13	1,000,000	998,205
CVS Caremark Corp., 6.302% to 6/1/12, floating rate
thereafter to 6/1/37	2,000,000	1,940,586
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,078,877
Discover Financial Services, 6.234%, 6/11/10 (e)(r)	6,000,000	5,802,709
Dominion Resources, Inc., 5.687%, 5/15/08 (r)	3,000,000	2,998,468
Duke Energy Corp., 4.20%, 10/1/08	2,000,000	1,977,573
Duke Energy Indiana, Inc., 7.85%, 10/15/07	2,000,000	2,001,652
Dunkin Securitization, 5.779%, 6/20/31 (e)	4,000,000	4,024,348
Education Loan Asset-Backed Trust:
6.33%, 2/1/43 (e)(r)	4,000,000	4,000,000
6.62%, 2/1/43 (e)(r)	5,000,000	5,000,000
6.70%, 2/1/43 (e)(r)	6,625,000	6,625,000
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,001,839
Ferriot, Inc. VRDN, 5.18%, 4/1/20 (r)	5,045,000	5,045,000
FFCA Secured Lending Corp, 1.065%, 10/18/25 (e)(r)	8,935,328	251,794
Fidelity National Information Services, Inc., 4.75%, 9/15/08	500,000	490,380
Fifth Third Bank, 2.87%, 8/10/09	218,178	212,710
First Tennessee Bank, 5.75%, 12/1/08	250,000	252,456
First Union National Bank - Bank Of America N.A. Commercial
Mortgage Trust, 1.976%, 3/15/33 (e)(r)	15,000,000	365,625
Fleet Credit Card Master Trust II, 5.893%, 4/15/10 (r)	5,000,000	5,000,834
FMAC Loan Receivables Trust:
2.887%, 11/15/18 (e)(r)	12,551,609	517,754
1.811%, 4/15/19 (e)(r)	47,377,153	2,043,140
FMG Finance Pty Ltd.:
9.621%, 9/1/11 (e)(r)	6,330,000	6,599,025
10.00%, 9/1/13 (e)	400,000	437,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ford Motor Credit Co. LLC:
8.359%, 11/2/07 (r)	$7,000,000	$6,999,126
6.625%, 6/16/08	3,000,000	2,974,500
9.81%, 4/15/12 (r)	8,000,000	8,260,866
GE Dealer Floorplan Master Note Trust, 5.506%, 4/20/11 (r)	8,000,000	7,947,429
General Electric Capital Corp., 6.50%, 12/10/07	1,800,000	1,803,958
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	8,000,000	8,000,176
4.75%, 10/15/10 (e)	1,000,000	976,626
5.80%, 1/21/11 (e)(r)	2,000,000	2,000,069
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	489,040
Trust III, 5.361%, 2/15/36 (e)	1,175,000	1,177,655
GMAC LLC:
6.125%, 1/22/08	4,000,000	3,998,277
5.125%, 5/9/08	5,690,000	5,623,107
6.36%, 9/23/08 (r)	2,000,000	1,969,716
6.808%, 5/15/09 (r)	6,500,000	6,186,199
Golden Securities Corp., 5.965%, 12/2/13 (e)(r)	636,137	635,367
Goldman Sachs Group, Inc., 5.54%, 2/6/12 (r)	2,000,000	1,960,062
Great River Energy, 5.829%, 7/1/17 (e)	10,000,000	10,222,600
HBOS Treasury Services plc, 3.50%, 11/30/07 (e)	125,000	124,561
Health Care Property Investors, Inc., 6.144%, 9/15/08 (r)	5,000,000	4,979,002
Household Finance Corp., 7.90%, 11/15/07	2,185,000	2,191,336
HRPT Properties Trust, 6.294%, 3/16/11 (r)	2,000,000	1,976,859
HSBC Finance Corp.:
5.836%, 2/15/08	4,000,000	4,007,570
4.45%, 9/15/08	2,000,000	1,986,978
Impac CMB Trust:
5.451%, 9/25/34 (r)	122,090	121,972
5.501%, 11/25/34 (r)	87,848	87,814
5.391%, 4/25/35 (r)	1,021,257	1,016,229
5.391%, 4/25/35 (r)	349,755	348,185
5.775%, 5/25/35 (r)	159,092	158,585
5.451%, 8/25/35 (r)	817,543	813,762
Independence Community Bank Corp.:
3.50% to 6/1/08, floating rate thereafter to 6/20/13 (r)	2,350,000	2,323,201
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	4,424,002
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	1,135,000	1,194,416
6.443%, 11/15/27	105,000	112,962
6.015%, 2/15/28	500,000	495,563
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,365,000	1,312,611
JPMorgan Chase & Co.:
3.625%, 5/1/08	915,000	909,792
4.17%, 10/28/08 (r)	4,000,000	3,998,798
JPMorgan Chase Commercial Mortgage Securities Corp.,
1.531%, 3/15/33 (e)(r)	118,000,000	732,898
Kaupthing Bank HF, 5.75%, 10/4/11 (e)	1,000,000	1,024,814
Land O' Lakes Inc., 9.00%, 12/15/10	3,225,000	3,337,875
LB-UBS Commercial Mortgage Trust, 6.41%, 12/15/19	2,197,503	2,200,315
Lehman Brothers Holdings, Inc., 4.24%, 9/8/08 (r)	3,000,000	2,986,421
Leucadia National Corp, 8.125%, 9/15/15	6,500,000	6,536,334

	Principal
Corporate Bonds - Cont'd	Amount	Value
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	$300,000	$2,250
M&I Marshall & Ilsley Bank, 5.85%, 12/4/12 (r)	1,000,000	1,000,831
MASTR Adjustable Rate Mortgages Trust, 5.113%, 11/25/34 (r)	59,181	58,513
MBNA Corp., 5.625%, 11/30/07	2,917,000	2,918,340
Meridian Funding Co. LLC:
6.023%, 6/9/08 (r)	1,250,000	1,249,585
5.56%, 10/6/08 (e)(r)	288,440	284,168
Merrill Lynch & Co., Inc., 5.58%, 2/5/10 (r)	291,000	288,582
National Collegiate Student Loan Trust, 6.30%, 2/25/23 (r)	6,000,000	6,000,000
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	3,500,000	3,554,808
6.59%, 7/7/38	1,300,000	1,319,856
NextStudent Master Trust I, 6.50%, 9/1/42 (e)(r)	4,850,000	4,850,000
Oneok, Inc., 5.51%, 2/16/08	3,285,000	3,283,537
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	1,400,000	1,330,000
Overseas Private Investment Corp., 7.45%, 12/15/10	723,859	756,938
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	489,169	489,022
PacifiCorp, 6.375%, 5/15/08	30,000	30,235
PacifiCorp Australia LLC, 6.15%, 1/15/08 (e)	3,350,000	3,356,457
Pioneer Natural Resources Co., 6.65%, 3/15/17	2,000,000	1,865,958
PPF Funding, Inc., 5.35%, 4/15/12 (e)	2,000,000	1,999,366
Preferred Term Securities IX Ltd., 6.11%, 4/3/33 (e)(r)	959,500	959,548
PRICOA Global Funding I, 5.701%, 6/3/08 (e)(r)	350,000	350,046
Providence Health Systems, 4.45%, 10/1/07	70,000	70,000
Prudential Financial, Inc., 5.853%, 6/13/08 (r)	500,000	500,102
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,275,000	1,282,396
Reed Elsevier Capital, Inc., 6.024%, 6/15/10 (r)	2,500,000	2,492,243
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,494,401
Residential Capital LLC:
6.224%, 6/9/08 (r)	20,875,000	19,152,812
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	1,700,000	1,706,375
SABMiller plc, 5.66%, 7/1/09 (e)(r)	175,000	174,471
Sovereign Bank:
4.00%, 2/1/08	2,830,000	2,816,003
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	6,325,000	6,287,463
Student Loan Consolidation Center:
6.35%, 3/1/42 (e)(r)	2,000,000	1,999,920
6.60%, 3/1/42 (e)(r)	6,000,000	5,998,140
Susquehanna Bancshares, Inc., 4.75% to 5/1/09, floating rate
thereafter to 5/1/14 (r)	1,000,000	993,525
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,809,044
2/15/45 (e)	46,538,313	6,289,188
TXU Electric Delivery Co., 6.069%, 9/16/08 (e)(r)	2,000,000	2,002,888
TXU Energy Co. LLC, 6.194%, 9/16/08 (e)(r)	3,000,000	3,002,778
Union Pacific Corp.:
8.02%, 7/2/12	1,756,558	1,866,044
6.91%, 8/27/17	1,332,787	1,434,791
UnitedHealth Group, Inc., 5.418%, 6/21/10 (e)(r)	3,000,000	2,987,808
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	539,285
WaMu Mortgage Pass Through Certificates, 6.405%, 4/25/44 (r)	20,261	19,972
Weyerhaeuser Co., 6.21%, 9/24/09 (r)	5,000,000	4,999,681

	Principal
Corporate Bonds - Cont'd	Amount	Value
World Financial Network, Credit Card Master Note Trust,
6.113%, 5/15/12 (r)	$1,000,000	$1,001,568
Xerox Corp., 6.11%, 12/18/09 (r)	750,000	759,690
Xstrata Finance Dubai Ltd., 5.85%, 11/13/09 (e)(r)	3,000,000	2,985,739

Total Corporate Bonds (Cost $431,740,444)		429,622,408

Taxable Municipal Obligations - 21.2%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	180,000	180,434
5.09%, 3/1/10	105,000	105,516
5.13%, 3/1/11	115,000	115,306
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/09	6,000,000	5,436,420
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,860,092
Baltimore Maryland General Revenue Bonds, 5.00%, 7/1/12	1,330,000	1,324,893
Bayonne New Jersey Municipal Utilities Authority Revenue
Bonds, 3.70%, 4/1/10	365,000	356,229
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	665,152
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	910,000	906,724
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	480,357
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,005,130
Butler Pennsylvania Redevelopment Authority Tax Increment
Revenue Bonds, 5.25%, 12/1/13	680,000	682,822
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,890,981
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	3,460,000	3,382,531
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/08	1,395,000	1,349,565
5.34%, 8/1/08	1,680,000	1,688,736
5.41%, 8/1/09	1,755,000	1,775,393
Zero Coupon, 6/1/10	2,820,000	2,477,426
Zero Coupon, 6/1/13	3,190,000	2,393,425
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	168,534
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,640,932
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.053%, 1/1/11	3,720,000	3,730,156
College Park Georgia Revenue Bonds, 5.497%, 1/1/08	2,000,000	2,003,800
Cook County Illinois School District GO Bonds, Zero Coupon:
No. 089 Maywood, 12/1/12	2,135,000	1,635,495
No. 170 Chicago Heights, 12/1/12	380,000	291,095
Corte Madera California COPs, 5.447%, 2/1/16	1,575,000	1,561,676
El Paso Texas GO Bonds:
5.512%, 8/15/09	1,245,000	1,259,791
5.674%, 8/15/12	1,000,000	1,020,480
5.724%, 8/15/13	1,000,000	1,019,950
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,810,000	1,835,521

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	$605,000	$614,970
Grant County Washington Public Utility District No. 2
Revenue Bonds:
3.91%, 1/1/08	325,000	324,483
5.11%, 1/1/13	500,000	498,365
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,028,243
12/1/11	1,230,000	1,002,253
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,710,000	1,730,691
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	2,170,000	2,171,367
Indiana State Bond Bank Revenue Bonds:
2.79%, 1/15/08	450,000	447,656
5.27%, 1/15/08	1,000,000	1,002,000
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	204,744
4.65%, 9/1/09	215,000	214,445
4.74%, 9/1/10	225,000	224,282
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	655,000	650,088
JEA Florida St. Johns River Power Park System Revenue Bonds,
4.80%, 10/1/07	3,000,000	3,000,120
La Verne California PO Revenue Bonds:
5.34%, 6/1/08	260,000	261,037
5.40%, 6/1/09	270,000	273,035
5.45%, 6/1/10	340,000	345,981
5.49%, 6/1/11	350,000	356,513
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds:
3.94%, 7/1/08	775,000	769,288
4.22%, 7/1/09	805,000	795,300
Los Angeles County California PO Revenue Bonds, Zero Coupon,
6/30/10	363,000	317,164
Maryland State Health and Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	630,000	638,083
Michigan State Municipal Bond Authority Revenue Bonds:
5.40%, 12/1/07	840,000	841,092
5.46%, 6/1/08	2,785,000	2,795,555
5.42%, 12/1/08	2,890,000	2,912,831
5.252%, 6/1/15	1,000,000	985,970
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	3,075,000	3,097,109
Mississippi State Development Bank SO Revenue Bonds,
5.21%, 7/1/08	4,000,000	4,012,240
New York State Dormitory Authority Revenue Bonds,
3.85%, 3/15/11	1,850,000	1,788,876
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,268,188
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,237,417
Northwest Washington Electric Energy Revenue Bonds,
4.06%, 7/1/09	1,000,000	988,600
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	974,756

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/10	$2,000,000	$1,700,820
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,885,568
5.252%, 9/1/16	1,760,000	1,760,528
5.263%, 9/7/16	2,675,000	2,673,930
Oakland City California PO Revenue Bonds,
Zero Coupon, 12/15/12	1,680,000	1,284,310
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
4.60%, 10/1/09	1,330,000	1,323,948
Oklahoma State Capital Improvement Authority Revenue Bonds,
5.10%, 7/1/11	2,720,000	2,734,552
Orange County California PO Revenue Bonds,
Zero Coupon, 9/1/11	6,100,000	5,015,542
Oregon State Department of Administrative Services Lottery
Revenue Bonds:
5.389%, 4/1/08	1,000,000	1,002,550
5.334%, 4/1/09	1,565,000	1,576,111
5.374%, 4/1/10	1,650,000	1,669,140
5.355%, 4/1/11	1,000,000	1,009,530
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,134,870
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,040,000	3,024,587
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	1,800,000	1,758,132
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	4,000,000	4,027,200
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	705,000	720,045
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	2,000,000	1,963,800
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	580,000	580,969
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,040,113
San Antonio Texas GO Bonds, 2.80%, 2/1/08	500,000	496,855
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,435,000	1,460,270
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	1,575,000	1,581,426
Schenectady New York Metroplex Development Authority
Revenue Bonds:
5.20%, 8/1/08	125,000	125,405
5.15%, 8/1/09	135,000	135,720
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	360,000	367,898
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	335,000	333,144
South Bend County Indiana Economic Development Income
Tax Revenue Bonds:
5.125%, 2/1/10	695,000	698,892
5.20%, 2/1/14	1,295,000	1,280,742
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	1,265,000	1,269,984
St Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,500,000	1,506,765
Stanislaus County California PO Revenue Bonds, 7.15%, 8/15/13	555,000	592,113

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Virginia State Housing Development Authority Revenue Bonds,
5.24%, 7/1/09	$1,050,000	$1,057,801
West Contra Costa California Unified School District COPs:
4.50%, 1/1/08	275,000	274,829
4.59%, 1/1/09	285,000	284,293
4.66%, 1/1/10	435,000	433,591
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	340,578

Total Taxable Municipal Obligations (Cost $138,501,259)		139,143,855

U.S. Government Agencies
and Instrumentalities - 10.7%
Fannie Mae, 5.50%, 12/25/16	876,075	874,398
Federal Farm Credit Bank, 3.20%, 4/7/08	3,000,000	2,973,414
Federal Home Loan Bank:
5.00%, 10/26/07 (r)	5,000,000	5,000,109
0.00%, 12/28/07 (r)	5,500,000	5,335,000
3.625%, 11/14/08	3,395,000	3,362,968
Federal Home Loan Bank Discount Notes, 10/1/07	48,200,000	48,200,000
Freddie Mac, 5.125%, 12/15/13	1,888,027	1,878,148
New Valley Generation I, 7.299%, 3/15/19	822,210	925,086
New Valley Generation V, 4.929%, 1/15/21	807,240	787,547
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	674,999	779,239

Total U.S. Government Agencies
and Instrumentalities (Cost $70,167,144)		70,115,909

U.S. Treasury - 1.0%
United States Treasury Notes:
4.125%, 8/31/12	5,246,000	5,222,229
4.75%, 8/15/17	1,360,000	1,378,275

Total U.S. Treasury (Cost $6,587,035)		6,600,504

Equity Securities - 0.9%	Shares
Conseco, Inc. *	98,632	1,578,112
Roslyn Real Estate Asset Corp., Preferred	15	1,512,656
WoodBourne Pass-Through Trust, Preferred (e)	25	2,510,938

Total Equity Securities (Cost $5,833,240)		5,601,706

TOTAL INVESTMENTS (Cost $652,829,122) - 99.4%		651,084,382
Other assets and liabilities, net - 0.6%		3,972,006
Net Assets - 100%		$655,056,388

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
2 Year U.S. Treasury Notes	300	12/07	$62,114,063	$4,238
Total Purchased				$4,238

Sold:
U.S. Treasury Bonds	174	12/07	$19,373,813	$23,708
Total Sold				$23,708

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006, February of 2007 and August of 2007. This security is no longer accruing interest. During the year, $14,817 of accrued interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and $3,914 of accrued interest was written off.

(y) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and $3,215 of accrued interest was written off.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2007
Assets
Investments in securities, at value (Cost $652,829,122) - see accompanying schedule	$651,084,382
Cash	299,473
Receivable for securities sold	23,699,800
Receivable for futures variation margin	10,486
Receivable for shares sold	5,822,475
Interest and dividends receivable	5,727,112
Collateral at broker for futures (Cash)	52,800
Other assets	15,237
Total assets	686,711,765

Liabilities
Payable for securities purchased	29,917,243
Payable for shares repurchased	1,044,902
Payable to Calvert Asset Management Company, Inc.	272,673
Payable to Calvert Administrative Services Company	156,995
Payable to Calvert Shareholder Services, Inc.	8,568
Payable to Calvert Distributors, Inc.	161,099
Accrued expenses and other liabilities	93,897
Total liabilities	31,655,377
Net Assets	$655,056,388

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 37,398,262 shares outstanding	$601,760,078
Class C: 3,102,821 shares outstanding	49,948,188
Class I: 17,444 shares outstanding	(541,967)
Undistributed net investment income	438,740
Accumulated net realized gain (loss) on investments	5,168,144
Net unrealized appreciation (depreciation) on investments	(1,716,795)

Net Assets	$655,056,388

Net Asset Value Per Share:
Class A (based on net assets of $604,789,737)	$16.17
Class C (based on net assets of $49,984,162)	$16.11
Class I (based on net assets of $282,489)	$16.19

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007
Net Investment Income
Investment Income:
Interest income	$28,371,763
Dividend income (net foreign taxes withheld of $356)	374,294
Total investment income	28,746,057

Expenses:
Investment advisory fee	1,789,388
Administrative fees	1,533,449
Transfer agency fees and expenses	1,191,952
Distribution plan expenses:
Class A	1,168,149
Class C	438,384
Trustees' fees and expenses	31,396
Custodian fees	92,874
Registration fees	65,600
Reports to shareholders	111,652
Professional fees	25,277
Accounting fees	73,967
Miscellaneous	24,886
Total expenses	6,546,974
Reimbursement from Advisor:
Class A	(607,844)
Class I	(8,342)
Fees paid indirectly	(52,722)
Net expenses	5,878,066
Net Investment Income	22,867,991

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,494,701
Foreign currency transactions	(34)
Futures	1,836,954
5,331,621

Change in unrealized appreciation (depreciation) on:
Investments	(1,203,864)
Foreign currency transactions	(11)
Futures	202,252
(1,001,623)

Net Realized and Unrealized Gain (Loss)	4,329,998

Increase (Decrease) in Net Assets
Resulting From Operations	$27,197,989

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,867,991	$13,249,884
Net realized gain (loss)	5,331,621	2,722,038
Change in unrealized appreciation (depreciation)	(1,001,623)	178,920

Increase (Decrease) in Net Assets
Resulting From Operations	27,197,989	16,150,842

Distributions to shareholders from:
Net investment income:
Class A shares	(20,939,160)	(12,027,448)
Class C shares	(1,607,370)	(1,092,958)
Class I shares	(7,526)	(102,488)
Net realized gain:
Class A shares	(2,214,450)	(2,072,467)
Class C shares	(221,673)	(258,818)
Class I shares	(466)	--
Total distributions	(24,990,645)	(15,554,179)

Capital share transactions:
Shares sold:
Class A shares	337,959,234	264,367,167
Class C shares	23,251,828	20,386,361
Class I shares	194,816	6,217,560
Reinvestment of distributions:
Class A shares	20,858,186	12,678,638
Class C shares	899,429	774,354
Class I shares	7,992	102,488
Redemption fees:
Class A shares	10,380	6,035
Class C shares	39	602
Class I shares	--	1
Shares redeemed:
Class A shares	(147,033,086)	(98,407,946)
Class C shares	(13,937,301)	(10,226,332)
Class I shares	(3,903)	(12,418,314)
Total capital share transactions	222,207,614	183,480,614

Total Increase (Decrease) in Net Assets	224,414,958	184,077,277

Net Assets
Beginning of year	430,641,430	246,564,153
End of year (including undistributed net investment income of $438,740 and $128,923, respectively)	$655,056,388	$430,641,430

See notes to financial statements.

	Year Ended September 30, 2007	Year Ended September 30, 2006

Capital Share Activity
Shares sold:
Class A shares	20,962,017	16,472,532
Class C shares	1,447,904	1,274,937
Class I shares	12,082	387,627
Reinvestment of distributions:
Class A shares	1,295,903	791,350
Class C shares	56,087	48,497
Class I shares	495	6,394
Shares redeemed:
Class A shares	(9,121,028)	(6,130,747)
Class C shares	(867,911)	(639,290)
Class I shares	(242)	(771,562)
Total capital share activity	13,785,307	11,439,738

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $1,330,000 or 0.2% of net assets were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.08% for Class A and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $68,756 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $85,146 for the year ended September 30, 2007. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $984,872,382 and $790,577,494, respectively. U.S. government security purchases and sales were $1,527,932,268 and $1,541,169,770, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $652,922,681. Net unrealized depreciation aggregated $1,838,299 of which $2,758,315 related to appreciated securities and $4,596,614 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2007, and September 30, 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	$24,927,456	$15,019,781
Long term capital gain	63,189	534,398
Total	$24,990,645	$15,554,179

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,894,975
Undistributed long-term capital gain	848,231
Unrealized appreciation (depreciation)	(1,838,299)
$3,904,907

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to foreign currency transactions and asset-backed securities.

Undistributed net investment income	($4,118)
Accumulated net realized gain (loss)	4,118

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2007, such purchase transactions were $6,450,000.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$112,103	5.78%	$6,911,057	September 2007

Tax Information (Unaudited)

The Fund designates $63,189 as capital gain dividends for the fiscal year ended September 30, 2007.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.11	$16.13	$16.35
Income from investment operations
Net investment income	.73	.65	.43
Net realized and unrealized gain	.13	.11	.09
Total from investment operations	.86	.76	.52
Distributions from:
Net investment income	(.71)	(.64)	(.43)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.80)	(.78)	(.74)
Total increase (decrease) in net asset value	0.06	(.02)	(.22)
Net asset value, ending	$16.17	$16.11	$16.13

Total return*	5.47%	4.86%	3.25%
Ratios to average net assets: A
Net investment income	4.54%	4.12%	2.69%
Total expenses	1.22%	1.19%	1.19%
Expenses before offsets	1.09%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$604,790	$390,947	$211,734

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$16.58	$15.96
Income from investment operations
Net investment income	.32	.39
Net realized and unrealized gain	.36	1.00
Total from investment operations	.68	1.39
Distributions from:
Net investment income	(.32)	(.39)
Net realized gain	(.59)	(.38)
Total distributions	(.91)	(.77)
Total increase (decrease) in net asset value	(.23)	.62
Net asset value, ending	$16.35	$16.58

Total return*	4.23%	9.04%
Ratios to average net assets: A
Net investment income	1.98%	2.43%
Total expenses	1.21%	1.27%
Expenses before offsets	1.09%	1.07%
Net expenses	1.08%	1.06%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$141,155	$92,600

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.06	$16.08	$16.31
Income from investment operations
Net investment income	.59	.52	.29
Net realized and unrealized gain	.13	.11	.08
Total from investment operations	.72	.63	.37
Distributions from:
Net investment income	(.58)	(.51)	(.29)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.67)	(.65)	(.60)
Total increase (decrease) in net asset value	0.05	(.02)	(.23)
Net asset value, ending	$16.11	$16.06	$16.08

Total return*	4.59%	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.72%	3.28%	1.81%
Total expenses	1.90%	1.92%	1.95%
Expenses before offsets	1.90%	1.92%	1.95%
Net expenses	1.89%	1.91%	1.94%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$49,984	$39,612	$28,663

	Periods Ended
	September 30,	September 30,
Class C Shares	2004	2003^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain	.36	.96
Total from investment operations	.54	1.21
Distributions from:
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54

Total return*	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

Financial Highlights

		Periods Ended
	September 30,	September 30,	November 7,
Class I Shares	2007 (z)	2006 (y)(z)	2005 (x)
Net asset value, beginning	$16.13	$16.04	$16.12
Income from investment operations
Net investment income	.79	.33	.06
Net realized and unrealized gain	.12	.12	(.04)
Total from investment operations	.91	.45	.02
Distributions from:
Net investment income	(.76)	(.36)	(.05)
Net realized gain	(.09)	--	--
Total distributions	(.85)	(.36)	(.05)
Total increase (decrease) in net asset value	0.06	.09	(.03)
Net asset value, ending	$16.19	$16.13	$16.09

Total return*	5.78%	2.84%	.13%
Ratios to average net assets: A
Net investment income	4.91%	4.73% (a)	3.65% (a)
Total expenses	6.11%	.63% (a)	.81% (a)
Expenses before offsets	.76%	.62% (a)	.81% (a)
Net expenses	.75%	.61% (a)	.79% (a)
Portfolio turnover	533%	209%	293%
Net assets, ending (in thousands)	$282	$82	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005 (z)	2004	2003
Net asset value, beginning	$16.37	$16.61	$15.97
Income from investment operations
Net investment income	.49	.41	.46
Net realized and unrealized gain	.10	.35	1.01
Total from investment operations	.59	.76	1.47
Distributions from:
Net investment income	(.53)	(.41)	(.45)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.84)	(1.00)	(.83)
Total increase (decrease) in net asset value	(.25)	(.24)	.64
Net asset value, ending	$16.12	$16.37	$16.61

Total return*	3.72%	4.73%	9.53%
Ratios to average net assets: A
Net investment income	3.00%	2.46%	2.88%
Total expenses	.62%	.61%	.65%
Expenses before offsets	.62%	.61%	.65%
Net expenses	.61%	.60%	.63%
Portfolio turnover	633%	967%	2,078%
Net assets, ending (in thousands)	$6,167	$24,369	$27,188

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
# of Calvert Portfolios Overseen
Other Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FRANK H. BLATZ, JR., Esq. AGE: 72	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	25
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, ASA AGE: 74	Trustee	1980	Since 1976, President of Corporate Finance of Washington, a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT AGE: 70	Trustee	1980	Executive Vice President of Calvert Asset Management Company, Inc. (through mid 2007) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 59	Trustee & Chair	1976	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference

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September 30, 2007
Annual Report
Calvert Long-Term
Income Fund

Calvert

Investments that make a difference

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
25

Proxy Voting and Availability of Quarterly Portfolio Holdings
27

Trustee and Officer Information Table
28

Dear Shareholder:

The 12-month period ended September 30, 2007 was a challenging environment for bond fund investors and portfolio managers. Economic signals continued to be mixed and, later in the reporting period, troubles in the U.S. subprime mortgage industry increased volatility in the bond market. For the entire 12-month period, the Lehman U.S. Credit Index--a commonly used benchmark for the overall bond market--gained 4.23%. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

In August, the Federal Reserve (Fed) cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, by 0.5% to reassure investors that it would take action to prevent a full-blown credit crisis. In September, the Fed cut interest rates again, this time reducing both the federal funds target rate (the rate that banks charge each other for overnight loans) and the discount rate. Markets reacted positively to the Fed's actions, but some believed that the Fed was essentially bailing out investors who took unnecessary risks.

Subprime Difficulties Roil the Bond Market

The volatility during the summer had an interesting source--the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity that found their way into portfolios ranging from hedge funds to commercial paper. Higher than expected defaults in subprime mortgages meant higher losses across a wide range of products sold to investors as relatively safe investments. A general flight to quality ensued, with investors pulling money out of funds exposed to subprime assets. Forced selling to meet higher redemptions and margin calls in leveraged funds hurt valuations even more. Investors fled to the safety of Treasuries and it became very difficult to sell anything but the most high-quality liquid bonds. In general, we saw a reevaluation of risk and a dearth of liquidity in the bond market.

Calvert's bond funds had only very small exposure to bonds backed by subprime mortgages or issued by lenders that have made subprime loans. Of course, bonds issued by a wide range of financial firms may be affected because of their own holdings of subprime-backed debt and their business ties to hedge funds. The impact of the subprime mortgage crisis may continue to ripple through the fixed-income market, but this could also create some opportunities to buy corporate bonds at beaten-down prices that do not reflect their true values.

Essential Roles of Fixed-Income Funds

Bond funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed-income investing, such as credit risk and interest rate risk, these funds can offer many benefits. Fixed-income funds that specialize in bonds in a specific range of maturities can help you diversify your bond fund portfolio, which in turn offers diversification advantages when combined with equity fund holdings. Of course, most bond funds also provide flows of income from the coupon (interest) payments on the holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios during periods of falling market interest rates.

Benefits of Professional Management

Bonds are complex investments, which is why most investors choose to invest in professionally managed bond funds. Calvert has been managing fixed income funds for more than 25 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third quarter, an accomplishment that would have been much more difficult for holders of individual bonds.

Lipper Award

One example of our fixed income success is the Lipper awards garnered by Calvert Social Investment Fund (CSIF) Bond Portfolio. For the three-year period ended in 2006, the Calvert Social Investment Fund Bond Portfolio Class I shares won a 2007 Lipper Fund Award1 for best risk-adjusted performance. The Portfolio is managed by the investment team, led by Gregory Habeeb, that also manages Calvert's other taxable fixed-income funds. This is the third time in the last four years that the Portfolio has won the Lipper Fund Award.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With more than 30 years of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sales in a given country are selected, then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Investment Performance

For the 12-month reporting period ended September 30, 2007, Calvert Long-Term Income Fund Class A shares (at NAV*) produced a total return of 5.92%, ahead of the benchmark Lehman U.S. Long Credit Index's 2.96% return. Interest-rate and credit-quality strategies were the primary drivers of this outperformance.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation2 declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed). Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses resulted in more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed made a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

The Fund's outperformance was largely the result of its yield curve positioning, which correctly anticipated the yield curve reverting to a more normal upward slope (where long-term bonds provide higher yields than short-term ones) from an inverted one. Because yields and prices move in opposite directions, falling short-term yields provide an opportunity to profit from holding short-term securities. Accordingly, the Fund maintained a relatively high allocation to bonds with durations of two years or less and an underweight to bonds with longer maturities. These short-term securities also provided higher yields than long-term bonds for about half the reporting period, which also helped boost the income component of returns. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

This allocation to shorter-term bonds was also beneficial as short-term interest rates declined significantly (two-year Treasury yields fell 0.70% over the period) while long-term yields rose only slightly. As a result, the yield curve steepened, with the spread between two-year and 30-year Treasury yields widening from 0.08% at end of September 2006 to 0.86% at the end of the period.

The Fund's "barbell" approach to credit quality was another strong contributor to returns. The Fund was overweighted to both very high-quality, AAA rated bonds and higher-yielding, below-investment-grade securities--both of which outperformed the AA, A and BBB rated bonds we had underweighted.4

The Fund did have a small position (less than 0.01% of assets) in Alliance Mortgage Investment, which filed for bankruptcy during the summer. As of September 30, 2007, the Fund held bonds issued by another lender, Residential Capital LLC, a mortgage finance company. This company now focuses on providing loans to borrowers with prime credit, but did issue subprime loans in the past. The Fund also held securities issued by CIT Group, a commercial and consumer financial lender. Of course, almost all securities issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse product lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the bond market. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs, reflecting resilient investor confidence in the financial markets.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for bond investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is through August 2007.

4. AAAs and below-investment-grade securities returned 5.47% and 7.54%, respectively, for the 12-month period, versus 4.28% for AA rated, 3.72% for A rated, and 4.32% for BBB rated bonds. As of September 30, 2007, AAA rated securities represented 32.8% of the Fund, below-investment-grade securities represented 7.9% of the Fund, and AA, A, and BBB rated bonds represented 1.4%, 6.7%, and 8.2% of the Fund, respectively.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Alliance Mortgage 0%, Residential Capital LLC 1.9%, and CIT Group 0.38%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2007

Investment Performance (total return at NAV*)

	6 Months Ended 9/30/07	12 Months Ended 9/30/07

Class A	2.59%	5.92%
Lehman U.S. Long Credit Index**	0.40%	2.96%
Lipper Corp Debt Funds BBB Rated	1.25%	4.57%

Average Maturity Schedule
	Weighted Average
	9/30/07	9/30/06
	12 years	17 years

SEC Yield
	30 days ended
	9/30/07	9/30/06
	4.16%	3.93%

	% of total investments
Economic Sectors
Asset Backed Securities	7.2%
Banks	3.8%
Brokerages	0.2%
Financials	4.4%
Industrial	9.6%
Industrial - Finance	4.1%
Insurance	0.1%
Municipal Obligations	18.5%
Real Estate Investment Trusts	1.0%
Special Purpose	3.2%
Transportation	1.9%
U.S. Government Agency Obligations	19.8%
U.S. Treasury	24.1%
Utility	2.1%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)
Class A
One Year	1.94%
Since Inception	4.28%
(12/31/04)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Actual	$1,000.00	$1,025.90	$6.35
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Schedule of Investments
September 30, 2007
	Principal
Corporate Bonds - 36.9%	Amount	Value
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	$4,817	$--
APL Ltd., 8.00%, 1/15/24	15,000	13,913
Army Hawaii Family Housing:
5.524%, 6/15/50 (e)	100,000	94,815
6.40%, 6/15/50 (e)(r)	100,000	100,000
Asian Development Bank, 6.22%, 8/15/27	30,000	32,807
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	30,000	6,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	25,000	28,219
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	100,000	92,582
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	25,130	26,489
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	50,000	52,000
Bear Stearns Co's, Inc., 6.08%, 10/28/14 (r)	30,000	27,644
BF Saul, 7.50%, 3/1/14	50,000	48,250
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	250,000	221,515
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	10,000	11,033
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	60,000	58,508
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	30,000	28,767
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	20,000	19,300
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	50,000	49,720
Capital Auto Receivables Asset Trust, 5.22%, 11/16/09	50,000	50,110
CIT Group, Inc., 6.10% to 3/15/17, floating rate
thereafter to 3/15/67 (r)	55,000	45,666
College Loan Corp Trust, 6.25%, 3/1/42 (e)(r)	100,000	100,000
Credit Agricole SA/London, 6.637% to 5/31/17, floating rate
thereafter to 5/31/49 (e)(r)	150,000	139,942
Discover Financial Services, 6.45%, 6/12/17 (e)	100,000	95,766
Education Loan Asset-Backed Trust:
6.33%, 2/1/43 (e)(r)	50,000	50,000
6.50%, 2/1/43 (e)(r)	100,000	100,000
6.62%, 2/1/43 (e)(r)	50,000	50,000
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	135,000	122,508
FMG Finance Ltd.:
9.621%, 9/1/11 (e)(r)	85,000	88,612
10.00%, 9/1/13 (e)	25,000	27,344
Ford Motor Credit Co. LLC:
8.359%, 11/2/07 (r)	50,000	49,994
6.625%, 6/16/08	15,000	14,872
9.81%, 4/15/12 (r)	125,000	129,076
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	127,678
GE Dealer Floorplan Master Note Trust, 5.506%, 4/20/11 (r)	75,000	74,507
GMAC LLC:
6.125%, 1/22/08	100,000	99,957
5.125%, 5/9/08	50,000	49,412
6.808%, 5/15/09 (r)	155,000	147,517

	Principal
Corporate Bonds - Cont'd	Amount	Value
Great River Energy, 6.254%, 7/1/38 (e)	$100,000	$103,944
GS Auto Loan Trust, 2.65%, 5/16/11	21,232	21,093
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/21/49 (e)(r)	20,000	18,138
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	120,000	106,230
Impac CMB Trust, 5.401%, 5/25/35 (r)	3,182	3,172
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	40,000	42,094
6.23%, 11/19/27	15,000	15,415
6.015%, 2/15/28	25,000	24,778
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	14,845
Johnson Controls, Inc., 5.59%, 1/17/08 (r)	50,000	49,969
LB-UBS Commercial Mortgage Trust, 6.41%, 12/15/19	25,560	25,593
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	30,579
NationsBank Cap Trust III, 5.91%, 1/15/27 (r)	65,000	59,637
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	40,000	41,959
6.59%, 7/7/38	30,000	30,458
NextStudent Master Trust I:
Series A-10, 6.50%, 9/1/42 (e)(r)	50,000	50,000
Series A-11, 6.50%, 9/1/42 (e)(r)	50,000	50,000
Northrop Grumman Space & Mission Systems Corp., 6.32%,
5/27/08	25,000	25,176
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	70,000	69,397
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	40,000	37,810
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	50,000	51,525
Pioneer Natural Resources Co., 6.65%, 3/15/17	240,000	223,915
PPL Montana LLC, 8.903%, 7/2/20	24,517	27,426
Puget Energy, Inc., 7.02%, 12/1/27	25,000	27,676
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	24,456
Residential Capital LLC, 6.224%, 6/9/08 (r)	250,000	229,375
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,694
SABMiller plc, 5.66%, 7/1/09 (e)(r)	60,000	59,819
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,510
SouthTrust Bank, 6.565%, 12/15/27	120,000	124,417
Student Loan Consolidation Center:
6.60%, 3/1/42 (e)(r)	75,000	74,977
6.62%, 3/1/42 (e)(r)	50,000	49,987
TEPPCO Partners LP, 7.00% to 6/1/17, floating thereafter to 6/1/67(r)	50,000	45,027
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (e)	135,000	38,845
2/15/31 (e)	196,000	46,942
2/15/45 (e)	390,604	52,786
Verizon North, Inc., 5.634%, 1/1/21(e)	15,000	14,471
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	30,000	35,028
Windsor Petroleum Transport Corp, 7.84%, 1/15/21(e)	30,000	32,675

Total Corporate Bonds (Cost $4,557,145)		4,474,361

	Principal
Taxable Municipal Obligations - 17.6%	Amount	Value
Access Group, Inc. Delaware Revenue Bonds, 6.66%, 12/27/32 (r)	$50,000	$50,000
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	29,531
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	23,962
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	29,395
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	30,455
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	30,000	29,457
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	30,000	30,197
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,997
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	83,305
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	9,600
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,513
5.34%, 6/1/25	15,000	14,290
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	24,235
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	24,031
Grant County Washington Public Utility District No. 2 Revenue
Bonds:
5.29%, 1/1/20	25,000	24,275
5.48%, 1/1/21	10,000	9,914
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,150
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	25,000	24,568
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	70,026
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	50,000	50,883
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	76,651
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	14,501
Kaukauna Wisconsin School District GO Revenue Bonds, 5.07%,
3/1/09	125,000	125,643
Kern County California PO Revenue Bonds, Zero Coupon, 8/15/20	125,000	58,249
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	50,000	50,344
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,361
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.95%,
12/1/25	50,000	49,611
Leland Stanford Jr. University California Revenue Bonds, 6.875%,
2/1/24	100,000	112,948
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	60,000	59,473
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,406
Mississippi State Development Bank SO Revenue Bonds, 5.60%,
1/1/26	30,000	28,390
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	9,658
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	50,000	48,199
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	30,344

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	$120,000	$54,684
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	28,903
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/14	95,000	65,832
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	100,000	55,704
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	15,566
6/30/18	30,000	16,459
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	11,911
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,556
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	72,455
8/1/28	175,000	47,554
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.90%, 9/1/28	40,000	39,152
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	40,100
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,279
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.50%, 9/1/20	40,000	39,345
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.36%, 8/1/16	40,000	39,337
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/10/25	50,000	50,202
State of Nevada Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27	50,000	50,215
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	40,688
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	50,000	48,299
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	13,887
5.442%, 7/1/50	10,000	9,261
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	15,000	14,649
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,209
West Covina California Public Financing Authority General
Revenue Bonds, 6.05%, 6/1/26	40,000	40,023

Total Taxable Municipal Obligations (Cost $2,161,466)		2,137,832

U.S. Government Agencies and Instrumentalities - 19.3%
Federal Home Loan Bank Discount Notes, 10/1/07	2,300,000	2,300,000
New Valley Generation V, 4.929%, 1/15/21	40,362	39,377

Total U.S. Government Agencies and Instrumentalities (Cost $2,339,200)	2,339,377

	Principal
U.S. Treasury - 23.5%	Amount	Value
United States Treasury Bonds:
5.375%, 2/15/31	$35,000	$37,467
4.75%, 2/15/37	503,000	495,848
United States Treasury Notes:
5.125%, 5/15/16	909,000	946,922
4.75%, 8/15/17	1,360,000	1,378,275

Total U.S. Treasury (Cost $2,807,733)		2,858,512

Equity Securities - 0.2%	Shares
Conseco, Inc. *	1,712	27,392

Total Equity Securities (Cost $30,993)		27,392

TOTAL INVESTMENTS (Cost $11,896,537) - 97.5%		11,837,474
Other assets and liabilities, net - 2.5%		301,693
Net Assets - 100%		$12,139,167

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
10 Year U.S. Treasury Notes	6	12/07	$655,688	$5,100

* Non-income producing security.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August 2006, February 2007 and August 2007. This security is no longer accruing interest. During the year, $847 of accrued interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and $49 of accrued interest was written off.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	PO: Pension Obligation
LLC: Limited Liability Corporation	SO: Special Obligation

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2007
Assets
Investments in securities, at value (Cost $11,896,537) - see accompanying schedule	$11,837,474
Cash	208,589
Receivable for securities sold	663,121
Receivable for shares sold	156,130
Interest and dividends receivable	109,187
Other assets	7,032
Total assets	12,981,533

Liabilities
Payable for securities purchased	808,319
Payable for shares redeemed	8,757
Payable for futures variation margin	563
Payable to Calvert Asset Management Company, Inc.	10,222
Payable to Calvert Administrative Services Company	2,879
Payable to Calvert Shareholder Services, Inc.	175
Payable to Calvert Distributors, Inc.	2,399
Accrued expenses and other liabilities	9,052
Total liabilities	842,366
Net Assets	$12,139,167

Net Assets Consist of:
Paid-in capital applicable to 777,061 shares of beneficial interest, unlimited number of no par shares authorized	$11,959,474
Undistributed net investment income	1,303
Accumulated net realized gain (loss) on investments	232,353
Net unrealized appreciation (depreciation) on investments	(53,963)

Net Assets	$12,139,167

Net Asset Value Per Share	$15.62

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007

Net Investment Income
Investment Income:
Interest income	$492,239
Dividend income	1,289
Total investment income	493,528

Expenses:
Investment advisory fee	36,950
Administrative fees	27,713
Transfer agency fees and expenses	39,261
Trustees' fees and expenses	573
Distribution plan expenses	23,094
Custodian fees	19,101
Accounting fees	1,531
Registration fees	15,756
Reports to shareholders	5,390
Professional fees	17,781
Miscellaneous	708
Total expenses	187,858
Reimbursement from Advisor	(68,133)
Fees paid indirectly	(4,256)
Net expenses	115,469
Net Investment Income	378,059

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	199,169
Futures	42,326
241,495

Change in unrealized appreciation (depreciation) on:
Investments	(112,649)
Futures	14,814
(97,835)

Net Realized and Unrealized Gain
(Loss)	143,660

Increase (Decrease) in Net Assets
Resulting From Operations	$521,719

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$378,059	$129,643
Net realized gain (loss) on investments	241,495	2,123
Change in unrealized appreciation (depreciation)	(97,835)	48,410

Increase (Decrease) in Net Assets
Resulting From Operations	521,719	180,176

Distributions to shareholders from:
Net investment income	(376,887)	(129,642)
Net realized gain	(6,911)	(39,373)
Total distributions	(383,798)	(169,015)

Capital share transactions:
Shares sold	9,659,296	3,899,676
Reinvestment of distributions	328,859	144,299
Redemption fees	203	1,854
Shares redeemed	(2,981,674)	(1,113,345)
Total capital share transactions	7,006,684	2,932,484

Total Increase (Decrease) in Net Assets	7,144,605	2,943,645

Net Assets
Beginning of year	4,994,562	2,050,917
End of year (including undistributed net investment income of $1,303 and $263, respectively)	$12,139,167	$4,994,562

Capital Share Activity
Shares sold	623,449	257,245
Reinvestment of distributions	21,263	9,567
Shares redeemed	(192,786)	(73,826)
Total capital share activity	451,926	192,986

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $3,106 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,997 for the year ended September 30, 2007. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $25,183,194 and $19,491,717, respectively. U.S. government security purchases and sales were $35,619,659 and $34,646,136, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $11,931,440. Net unrealized depreciation aggregated $93,966, of which $73,090 related to appreciated securities and $167,056 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	$383,798	$169,015
Total	$383,798	$169,015

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$265,511
Undistributed long term capital gain	8,995
Unrealized appreciation (depreciation)	(93,966)
$180,540

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are asset-backed securities.

Undistributed net investment income	($132)
Accumulated net realized gain (loss)	132

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$489	5.85%	$44,625	October 2006

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005^
Net asset value, beginning	$15.36	$15.52	$15.00
Income from investment operations
Net investment income	.62	.58	.27
Net realized and unrealized gain (loss)	.27	.08	.52
Total from investment operations	.89	.66	.79
Distributions from:
From net investment income	(.61)	(.58)	(.27)
Net realized gain	(.02)	(.24)	--
Total distributions	(.63)	(.82)	(.27)
Total increase (decrease) in net asset value	.26	(.16)	.52
Net asset value, ending	$15.62	$15.36	$15.52

Total return*	5.92%	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.09%	4.04%	2.41% (a)
Total expenses	2.03%	3.76%	6.82% (a)
Expenses before offsets	1.30%	1.55%	1.51% (a)
Net expenses	1.25%	1.25%	1.25% (a)
Portfolio turnover	767%	547%	931%
Net assets, ending (in thousands)	$12,139	$4,995	$2,051

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
# of Calvert Portfolios Overseen
Other Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FRANK H. BLATZ, JR., Esq. AGE: 72	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	25
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, ASA AGE: 74	Trustee	1980	Since 1976, President of Corporate Finance of Washington, a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT AGE: 70	Trustee	1980	Executive Vice President of Calvert Asset Management Company, Inc. (through mid 2007) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 59	Trustee & Chair	1976	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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

Calvert
Investments that make a difference

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September 30, 2007
Annual Report
Calvert Ultra-Short
Floating Income Fund

Calvert

Investments that make a difference

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Statement of Net Assets
11

Statement of Operations
14

Statement of Changes in Net Assets
15

Notes to Financial Statements
16

Financial Highlights
21

Explanation of Financial Tables
22

Proxy Voting and Availability of Quarterly Portfolio Holdings
24

Trustee and Officer Information Table
26

Dear Shareholder:

The 12-month period ended September 30, 2007 was a challenging environment for bond fund investors and portfolio managers. Economic signals continued to be mixed and, later in the reporting period, troubles in the U.S. subprime mortgage industry increased volatility in the bond market. For the entire 12-month period, the Lehman U.S. Credit Index--a commonly used benchmark for the overall bond market--gained 4.23%. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

In August, the Federal Reserve (Fed) cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, by 0.5% to reassure investors that it would take action to prevent a full-blown credit crisis. In September, the Fed cut interest rates again, this time reducing both the federal funds target rate (the rate that banks charge each other for overnight loans) and the discount rate. Markets reacted positively to the Fed's actions, but some believed that the Fed was essentially bailing out investors who took unnecessary risks.

Subprime Difficulties Roil the Bond Market

The volatility during the summer had an interesting source--the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity that found their way into portfolios ranging from hedge funds to commercial paper. Higher than expected defaults in subprime mortgages meant higher losses across a wide range of products sold to investors as relatively safe investments. A general flight to quality ensued, with investors pulling money out of funds exposed to subprime assets. Forced selling to meet higher redemptions and margin calls in leveraged funds hurt valuations even more. Investors fled to the safety of Treasuries and it became very difficult to sell anything but the most high-quality, liquid bonds. In general, we saw a reevaluation of risk and a dearth of liquidity in the bond market.

Calvert's bond funds had only very small exposure to bonds backed by subprime mortgages or issued by lenders that have made subprime loans. Of course, bonds issued by a wide range of financial firms may be affected because of their own holdings of subprime-backed debt and their business ties to hedge funds. The impact of the subprime mortgage crisis may continue to ripple through the fixed-income market, but this could also create some opportunities to buy corporate bonds at beaten-down prices that do not reflect their true values.

Essential Roles of Fixed-Income Funds

Bond funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed-income investing, such as credit risk and interest rate risk, these funds can offer many benefits. Fixed-income funds that specialize in bonds in a specific range of maturities can help you diversify your bond fund portfolio, which in turn offers diversification advantages when combined with equity fund holdings. Of course, most bond funds also provide flows of income from the coupon (interest) payments on the holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios during periods of falling market interest rates.

Benefits of Professional Management

Bonds are complex investments, which is why most investors choose to invest in professionally managed bond funds. Calvert has been managing fixed income funds for more than 25 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third quarter, an accomplishment that would have been much more difficult for holders of individual bonds.

Lipper Award

One example of our fixed income success is the Lipper awards garnered by Calvert Social Investment Fund (CSIF) Bond Portfolio. For the three-year period ended in 2006, the Calvert Social Investment Fund Bond Portfolio Class I shares won a 2007 Lipper Fund Award1 for best risk-adjusted performance. The Portfolio is managed by the investment team, led by Gregory Habeeb, that also manages Calvert's other taxable fixed-income funds. This is the third time in the last four years that the Portfolio has won the Lipper Fund Award.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With more than 30 years of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sales in a given country are selected, then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper Inc.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Calvert Ultra-Short Floating Income Fund was launched on October 31, 2006, with Calvert Asset Management Company, Inc. (CAMCO) at the helm. The Fund seeks to provide positive returns under all market conditions and interest-rate environments, by maximizing income to the extent consistent with preservation of capital. It uses a relative-value approach to invest primarily in a mix of floating-rate securities with durations of one year or less. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Performance

Since inception, the Ultra-Short Floating Income Fund Class A shares (at NAV*) has returned 4.34% versus the benchmark Lehman Short Treasury 9-12 Month Index, which returned 5.10% over the same time period. The Fund's underperformance was largely due to its shorter relative duration and lower average credit quality than the Index.

Investment Climate

Over the past 12 months, economic growth, inflation, and job growth have slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.2% annualized pace,1 slightly below its long-term average. Core inflation2 declined to 1.8% by August, moving back into the comfort zone of the Federal Reserve (Fed). Unemployment held steady at 4.6%, but job creation declined from the previous 12-month period.3 Long-term interest rates were generally unchanged to slightly higher. The three-month Treasury bill yield fell more than one percent to 3.82%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of inflation, the Fed intended to keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses resulted in more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality securities widened sharply. The Fed made a surprise cut in the bank discount rate on August 17, making it less expensive for member banks to borrow directly from the Fed. A month later, it cut the target fed funds rate by 0.5% to further assuage the markets.

Portfolio Strategy

For more than half of the period, very short-term securities (those maturing in three months or less) were attractive, offering higher yields than longer-term Treasury bonds. As a result, the Fund's overweight to these securities boosted its coupon income.

However, the Fund's relatively shorter duration (one month versus seven months for the Index, as of September 30, 2007) hampered performance when Treasury rates rallied significantly during the flight to quality in the last quarter of the period. Additionally, the Index is 100% Treasury securities while the Fund holds primarily corporate securities, which underperformed Treasuries with similar maturities during the period.

As of September 30, 2007, the Fund held some securities issued by Residential Capital LLC, a mortgage finance company, and Countrywide Financial which mature in less than one year. Both firms previously engaged in subprime lending, but now focus on providing loans to borrowers with prime credit. The Fund also held securities issued by CIT Group, a commerical and consumer financial leader. Of course, almost all obligations issued or supported by financial services companies may have some exposure to the subprime market or related risks, given their diverse business lines.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse by a major capital-markets player--seem to have thus far diffused the turmoil in the bond market. The volatility and yield premiums (the extra yield paid above that of a comparable Treasury bond) of riskier corporate bonds have declined, and some buyers have emerged to take advantage of market opportunities. Also, stock prices have recently set new highs, reflecting resilient investor confidence in the financial markets.

Yet there easily could be another round of turmoil ahead. The deep housing slump increases the risk of recession, and the rise in commodity prices and the falling dollar may keep the overall (not core) inflation rate elevated. Therefore, these are very challenging times for bond investors. We believe that the Fed may further reduce the target fed funds rate this fall, but perhaps not by as much as some expect. So, we will continue to look for attractive buying opportunities, though we are also very aware of the elevated market volatility that is likely to last.

October 2007

1. GDP data for the third quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.2% pace of growth for that quarter (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through August 2007.

3. Employment data is though August 2007.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Residential Capital, LLC 3.4%, Countrywide Financial 2.0%, and CIT Group 0.9%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2007
Investment Performance (total return at NAV*)

	Inception 6 Months ended 9/30/07	(10/31/06) Through 9/30/07

Class A	2.21%	4.34%
Lehman Short Treasury 9-12 Month Index**	3.06%	5.10%
Lipper Ultra-Short Obligations Funds Average	1.19%	3.18%

Maturity Schedule
	Weighted Average
	9/30/07
	35 days

SEC Yield
	30 days ended
	9/30/07
	4.88%

	% of total investments
Economic Sectors
Asset Backed Securities	26.8%
Banks	10.4%
Brokerages	4.2%
Financials	8.8%
Industrial	7.7%
Industrial - Finance	5.6%
Municipal Obligations	8.1%
Real Estate Investment Trusts	2.0%
Special Purpose	4.8%
U.S. Government Agency Obligations	18.4%
Utilities	3.2%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2007
Average Annual Total Returns
(with max. load)
Class A Shares
Since Inception	3.03%
(10/31/06)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 1.25%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Actual	$1,000.00	$1,022.10	$4.51
Hypothetical	$1,000.00	$1,020.61	$4.51
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Floating Income Fund:

We have audited the accompanying statement of net assets of the Calvert Ultra-Short Floating Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 31, 2006 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Floating Income Fund as of September 30, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 2006 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007
Corporate Bonds - 72.2%	Principal Amount	Value
Adjustable Rate Mortgage Trust, 5.531%, 2/25/35 (r)	$8,697	$8,649
Army Hawaii Family Housing, 6.40%, 6/15/50 (e)(r)	100,000	100,000
BAC Capital Trust XV, 6.38%, 6/1/56 (r)	30,000	27,775
Bear Stearns Co's, Inc., 5.76%, 7/19/10 (r)	40,000	38,925
Bleachtech LLC VRDN, 5.18%, 11/1/35 (r)	35,000	35,000
Branch Banking & Trust Co, 5.671%, 9/2/08 (r)	30,000	29,951
Capmark Financial Group, Inc., 6.03%, 5/10/10 (e)(r)	40,000	37,342
CIT Group, Inc., 5.824%, 3/12/10 (r)	30,000	28,392
Clinic Building LLC VRDN, 5.18%, 2/1/23 (r)	35,000	35,000
College Loan Corp Trust, 6.25%, 3/1/42 (e)(r)	100,000	100,000
Comcast Corp, 5.66%, 7/14/09 (r)	30,000	29,863
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	40,000	39,650
5.585%, 2/28/08 (r)	25,000	23,969
DiGerinomo Aggregates LLC VRDN, 5.18%, 1/1/15 (r)	35,000	35,000
Discover Financial Services, 6.234%, 6/11/10 (e)(r)	50,000	48,356
Education Loan Asset-Backed Trust :
6.50%, 2/1/43 (e)(r)	50,000	50,000
6.33%, 2/1/43 (e)(r)	50,000	50,000
6.62%, 2/1/43 (e)(r)	50,000	50,000
Ferriot, Inc. VRDN, 5.18%, 4/1/20 (r)	50,000	50,000
Fleet Credit Card Master Trust II, 5.893%, 4/15/10 (r)	60,000	60,010
FMG Finance Ltd., 9.62%, 9/1/11 (e)(r)	25,000	26,063
Ford Motor Credit Co. LLC, 9.81%, 4/15/12 (r)	80,000	82,609
GE Dealer Floorplan Master Note Trust, 5.506%, 4/20/11 (r)	75,000	74,507
Glitnir banki HF, 5.52%, 10/15/08 (e)(r)	60,000	60,001
GMAC LLC:
6.36%, 9/23/08 (r)	40,000	39,394
6.808%, 5/15/09 (r)	65,000	61,862
Goldman Sachs Group, Inc., 5.54%, 2/6/12 (r)	50,000	49,002
GS Auto Loan Trust, 2.65%, 5/16/11	12,739	12,656
HRPT Properties Trust, 6.294%, 3/16/11 (r)	15,000	14,826
HSBC Finance Corp., 5.836%, 2/15/08	25,000	25,047
Impac CMB Trust:
5.521%, 10/25/34 (r)	6,508	6,502
5.391%, 4/25/35 (r)	6,995	6,960
Johnson Controls, Inc., 5.59%, 1/17/08 (r)	50,000	49,969
M&I Marshall & Ilsley Bank, 5.85%, 12/4/12 (r)	25,000	25,021
Merrill Lynch & Co, Inc., 5.665%, 8/14/09 (r)	50,000	49,537
MLCC Mortgage Investors, Inc.:
5.875%, 3/25/28 (r)	36,038	36,137
5.735%, 4/25/29 (r)	15,960	16,005
5.785%, 7/25/29 (r)	26,866	26,995
5.785%, 3/25/30 (r)	11,638	11,640
NationsBank Capital Trust III, 5.91%, 1/15/27 (r)	30,000	27,525
Pepco Holdings, Inc., 6.246%, 6/1/10 (r)	25,000	24,938
Post Apartment Homes LP VRDN, 5.13%, 7/15/29 (r)	50,000	50,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Residential Capital LLC, 6.224%, 6/9/08 (r)	$120,000	$110,100
SABMiller plc, 5.66%, 7/1/09 (e)(r)	25,000	24,924
Sequoia Mortgage Trust, 5.816%, 11/20/34 (r)	46,464	46,279
Sovereign Bancorp, Inc., 5.901%, 3/1/09 (r)	80,000	79,889
Student Loan Consolidation Center:
6.35%, 3/1/42 (e)(r)	50,000	49,998
6.60%, 3/1/42 (e)(r)	70,000	69,978
6.62%, 3/1/42 (e)(r)	50,000	49,987
SunTrust Bank, 5.44%, 4/2/08 (r)	15,000	15,012
TXU Electric Delivery Co., 6.069%, 9/16/08 (e)(r)	50,000	50,072
TXU Energy Co. LLC, 6.194%, 9/16/08 (e)(r)	30,000	30,028
Wachovia Bank, 5.25%, 3/23/09 (r)	50,000	50,004
Weyerhaeuser Co., 6.21%, 9/24/09 (r)	60,000	59,996
Xstrata Finance Dubai Ltd., 5.85%, 11/13/09 (e)(r)	60,000	59,715

Total Corporate Bonds (Cost $2,369,838)		2,351,060

Taxable Municipal Obligations - 9.7%
Access Group, Inc. Delaware Revenue Bonds, 6.66%, 12/27/32 (r)	50,000	50,000
CIDC-Hudson House LLC New York Revenue VRDN, 6.15%,
12/1/34 (r)	50,000	50,000
Kaukauna Wisconsin School District GO Revenue Bonds, 5.33%,
3/1/08	65,000	65,170
Middletown New York IDA Revenue VRDN, 6.15%, 6/1/15 (r)	50,000	50,000
Portage Indiana Economic Development Revenue VRDN, 5.27%,
3/1/20 (r)	50,000	50,000
SunAmerica Trust Various States VRDN, 5.399%, 7/1/41 (r)	50,000	50,000

Total Taxable Municipal Obligations (Cost $314,987)		315,170

U.S. Government Agencies and Instrumentalities - 18.4%
Federal Home Loan Bank Discount Notes, 10/1/07	600,000	600,000

Total U.S. Government Agencies and Instrumentalities
(Cost $600,000)		600,000

TOTAL INVESTMENTS (Cost $3,284,825) - 100.3%		3,266,230
Other assets and liabilities, net - (0.3%)		(10,609)
Net Assets - 100%		$3,255,621

Net Assets Consist of:
Paid-in capital applicable to 216,418 shares of beneficial interest, unlimited number of no par shares authorized		$3,251,324
Undistributed net investment income		1,156
Accumulated net realized gain (loss) on investments		21,736
Net unrealized appreciation (depreciation) on investments		(18,595)

Net Assets		$3,255,621

Net Asset Value Per Share		$15.04

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
From Inception October 31, 2006
through September 30, 2007
Net Investment Income
Investment Income:
Interest income	$125,719
Total investment income	125,719

Expenses:
Investment advisory fee	6,969
Administrative fees	5,807
Transfer agency fees and expenses	5,724
Distribution plan expenses	5,807
Contract services	7,222
Trustees' fees and expenses	86
Custodian fees	19,311
Accounting fees	347
Registration fees	22,592
Reports to shareholders	1,875
Professional fees	14,440
Miscellaneous	488
Total expenses	90,668
Reimbursement from Advisor	(66,226)
Fees paid indirectly	(3,768)
Net expenses	20,674

Net Investment Income	105,045

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	20,829
Change in unrealized appreciation (depreciation)	(18,595)

Net Realized and Unrealized Gain
(Loss) on Investments	2,234

Increase (Decrease) in Net Assets
Resulting From Operations	$107,279

See notes to financial statements.

Statement of Changes in Net Assets
From Inception October 31, 2006 Through September 30, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income	$105,045
Net realized gain (loss) on investments	20,829
Change in unrealized appreciation (depreciation)	(18,595)

Increase (Decrease) in Net Assets
Resulting From Operations	107,279

Distributions to shareholders from:
Net investment income	(102,982)
Total distributions	(102,982)

Capital share transactions:
Shares sold	3,413,162
Reinvestment of distributions	101,197
Redemption fees	1
Shares redeemed	(263,036)
Total capital share transactions	3,251,324

Total Increase (Decrease) in Net Assets	3,255,621

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $1,156)	$3,255,621

Capital Share Activity
Shares sold	227,242
Reinvestment of distributions	6,733
Shares redeemed	(17,557)
Total capital share activity	216,418

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Floating Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on October 31, 2006. Class A shares of the Fund are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $811 was payable at period end. In addition, $7,196 was payable at period end for operating expenses paid by the Advisor during September 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets. Under the terms of the agreement, $676 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Under the terms of the agreement, $676 was payable at period end.

The Distributor received $345 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $169 for the period ended September 30, 2007. Under the terms of the agreement, $31 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $7,528,013 and $5,002,920, respectively. U.S. government security purchases and sales were $1,910,007 and $1,918,189, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $3,286,148. Net unrealized depreciation aggregated $19,918, of which $5,222 related to appreciated securities and $25,140 related to depreciated securities.

The tax character of dividends and distributions paid during the period ended September 30, 2007 was as follows:

Distributions paid from:	2007
Ordinary income	$102,982
Total	$102,982

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$24,215
Unrealized appreciation (depreciation)	(19,918)
$4,297

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of asset-backed securities.

Undistributed net investment income	($907)
Accumulated net realized gain (loss)	907

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $25,213 at an interest rate of 5.75% at September 30, 2007. For the period ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$304	5.73%	$26,282	September 2007

Financial Highlights
Period Ended September 30, 2007^

Class A Shares
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.61
Net realized and unrealized gain (loss)	.03
Total from investment operations	.64
Distributions from:
From net investment income	(.60)
Total distributions	(.60)
Total increase (decrease) in net asset value	0.04
Net asset value, ending	$15.04

Total return*	4.34%
Ratios to average net assets:A
Net investment income	4.52% (a)
Total expenses	3.90% (a)
Expenses before offsets	1.05% (a)
Net expenses	.89% (a)
Portfolio turnover	506%
Net assets, ending (in thousands)	$3,256

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^ From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
# of Calvert Portfolios Overseen
Other Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FRANK H. BLATZ, JR., Esq. AGE: 72	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	25
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, ASA AGE: 74	Trustee	1980	Since 1976, President of Corporate Finance of Washington, a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT AGE: 70	Trustee	1980	Executive Vice President of Calvert Asset Management Company, Inc. (through mid 2007) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 59	Trustee & Chair	1976	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Ultra-Short Floating Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$74,360		$60,060
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,437	0%	$11,000	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$88,797	0%	$71,060	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
$	%*	$	% *

$8,500	0%*	$5,000	%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2007.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: November 29, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 29, 2007